                         MONTHLY SERVICER'S CERTIFICATE

           AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

              -------------------------------------------------

                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

              --------------------------------------------------

     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on June 16, 2003 and covers activity from April 26, 2003 through May 25, 2003.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 6th day of June, 2003.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    /s/ Robin Flanagan
                                                 ----------------------------
                                          Name:  Robin Flanagan
                                          Title: Director
                                                 CSBS - Forecast & Planning

I.  Monthly Period Trust Activity
---------------------------------

A. Trust Activity                                      Trust Totals
-----------------                                      ------------

Number of days in period                                         30
Beginning Principal Receivable Balance            22,239,282,751.04
Special Funding Account Balance                                0.00
Beginning Total Principal Balance                 22,239,282,751.04

Finance Charge Collections (excluding                241,992,047.30
  Discount Option & Recoveries)
Discount Percentage                                           2.00%
Discount Option Receivables Collections               86,024,675.08
Premium Option Receivables Collections                         0.00
Recoveries                                            17,144,043.27
Total Collections of Finance Charge Receivables      345,160,765.65
Total Collections of Principal Receivables         4,215,209,079.08
Monthly Payment Rate                                       18.9539%
Defaulted amount                                     113,728,289.85
Annualized Default Rate                                     6.1972%
Trust Portfolio Yield                                      12.6612%
New Principal Receivables                          4,417,367,294.31
Ending Principal Receivables Balance              22,327,712,676.42
Ending Required Minimum Principal Balance         21,073,650,000.00
Ending Transferor Amount                           2,632,712,676.42
Ending Special Funding Account Balance                         0.00
Ending Total Principal Balance                    22,327,712,676.42



B. Series Allocations                         Series 1998-1     Series 1999-1    Series 1999-2      Series 1999-3      Series 1999-5
---------------------                         -------------     -------------    -------------      -------------      -------------
Group Number                                              2                 1                 1                 2                  2
Invested Amount                            1,000,000,000.00  1,000,000,000.00    500,000,000.00  1,000,000,000.00     500,000,000.00
Adjusted Invested Amount                   1,000,000,000.00  1,000,000,000.00    500,000,000.00  1,000,000,000.00     500,000,000.00
Principal Funding Account Balance                      0.00              0.00              0.00              0.00               0.00
Series Required Transferor Amount             70,000,000.00     70,000,000.00     35,000,000.00     70,000,000.00      35,000,000.00
Series Allocation Percentage                          5.08%             5.08%             2.54%             5.08%              2.54%
Series Alloc. Finance Charge Collections      17,525,299.09     17,525,299.09      8,762,649.55     17,525,299.09       8,762,649.55
Series Allocable Recoveries                      870,476.94        870,476.94        435,238.47        870,476.94         435,238.47
Series Alloc. Principal Collections          214,024,324.91    214,024,324.91    107,012,162.45    214,024,324.91     107,012,162.45
Series Allocable Defaulted Amount              5,774,475.24      5,774,475.24      2,887,237.62      5,774,475.24       2,887,237.62

B. Series Allocations                         Series 2000-1     Series 2000-2     Series 2000-3     Series 2000-4      Series 2000-5
---------------------                         -------------     -------------     -------------     -------------      -------------

Group Number                                              1                 2                 2                 2                  2
Invested Amount                              500,000,000.00    500,000,000.00  1,000,000,000.00  1,212,122,000.00     787,878,000.00
Adjusted Invested Amount                     500,000,000.00    500,000,000.00  1,000,000,000.00  1,212,122,000.00     787,878,000.00
Principal Funding Account Balance                      0.00              0.00              0.00              0.00               0.00
Series Required Transferor Amount             35,000,000.00     35,000,000.00     70,000,000.00     84,848,540.00      55,151,460.00
Series Allocation Percentage                          2.54%             2.54%             5.08%             6.15%              4.00%
Series Alloc. Finance Charge Collections       8,762,649.55      8,762,649.55     17,525,299.09     21,242,800.59      13,807,797.60
Series Allocable Recoveries                      435,238.47        435,238.47        870,476.94      1,055,124.25         685,829.63
Series Alloc. Principal Collections          107,012,162.45    107,012,162.45    214,024,324.91    259,423,592.76     168,625,057.06
Series Allocable Defaulted Amount              2,887,237.62      2,887,237.62      5,774,475.24      6,999,368.48       4,549,582.00

B. Series Allocations                         Series 2001-1     Series 2001-2     Series 2001-3     Series 2001-4      Series 2001-5
---------------------                         -------------     -------------     -------------     -------------      -------------

Group Number                                              2                 1                 2                 2                  2
Invested Amount                              750,000,000.00    250,000,000.00    750,000,000.00    725,000,000.00     500,000,000.00
Adjusted Invested Amount                     750,000,000.00    250,000,000.00    750,000,000.00    725,000,000.00     500,000,000.00
Principal Funding Account Balance                      0.00              0.00              0.00              0.00               0.00
Series Required Transferor Amount             52,500,000.00     17,500,000.00     52,500,000.00     50,750,000.00      35,000,000.00
Series Allocation Percentage                          3.81%             1.27%             3.81%             3.68%              2.54%
Series Alloc. Finance Charge Collections      13,143,974.32      4,381,324.77     13,143,974.32     12,705,841.84       8,762,649.55
Series Allocable Recoveries                      652,857.70        217,619.23        652,857.70        631,095.78         435,238.47
Series Alloc. Principal Collections          160,518,243.68     53,506,081.23    160,518,243.68    155,167,635.56     107,012,162.45
Series Allocable Defaulted Amount              4,330,856.43      1,443,618.81      4,330,856.43      4,186,494.55       2,887,237.62

B. Series Allocations                         Series 2001-6     Series 2001-7     Series 2002-1     Series 2002-2      Series 2002-3
---------------------                         -------------     -------------     -------------     -------------      -------------

Group Number                                              2                 2                 2                 2                  2
Invested Amount                              700,000,000.00    650,000,000.00    920,000,000.00    940,000,000.00     920,000,000.00
Adjusted Invested Amount                     700,000,000.00    650,000,000.00    920,000,000.00    940,000,000.00     920,000,000.00
Principal Funding Account Balance                      0.00              0.00              0.00              0.00               0.00
Series Required Transferor Amount             49,000,000.00     45,500,000.00     64,400,000.00     65,800,000.00      64,400,000.00
Series Allocation Percentage                          3.55%             3.30%             4.67%             4.77%              4.67%
Series Alloc. Finance Charge Collections      12,267,709.37     11,391,444.41     16,123,275.17     16,473,781.15      16,123,275.17
Series Allocable Recoveries                      609,333.86        565,810.01        800,838.78        818,248.32         800,838.78
Series Alloc. Principal Collections          149,817,027.44    139,115,811.19    196,902,378.92    201,182,865.41     196,902,378.92
Series Allocable Defaulted Amount              4,042,132.67      3,753,408.91      5,312,517.22      5,428,006.73       5,312,517.22

B. Series Allocations                         Series 2002-4     Series 2002-5     Series 2002-6     Series 2003-1      Series 2003-2
---------------------                         -------------     -------------     -------------     -------------      -------------

Group Number                                              2                 2                 2                 2                  2
Invested Amount                              500,000,000.00    600,000,000.00    720,000,000.00    920,000,000.00   1,100,000,000.00
Adjusted Invested Amount                     500,000,000.00    600,000,000.00    720,000,000.00    920,000,000.00   1,100,000,000.00
Principal Funding Account Balance                      0.00              0.00              0.00              0.00               0.00
Series Required Transferor Amount             35,000,000.00     42,000,000.00     50,400,000.00     64,400,000.00      77,000,000.00
Series Allocation Percentage                          2.54%             3.05%             3.66%             4.67%              5.59%
Series Alloc. Finance Charge Collections       8,762,649.55     10,515,179.46     12,618,215.35     16,123,275.17      19,277,829.00
Series Allocable Recoveries                      435,238.47        522,286.16        626,743.39        800,838.78         957,524.63
Series Alloc. Principal Collections          107,012,162.45    128,414,594.95    154,097,513.93    196,902,378.92     235,426,757.40
Series Allocable Defaulted Amount              2,887,237.62      3,464,685.14      4,157,622.17      5,312,517.22       6,351,922.76




B. Series Allocations                             Series 2003-3                                                          Trust Total
---------------------                             -------------                                                          -----------
Group Number                                                 2
Invested Amount                                  750,000,000.00                                                    19,695,000,000.00
Adjusted Invested Amount                         750,000,000.00                                                    19,695,000,000.00
Principal Funding Account Balance                          0.00                                                                 0.00
Series Required Transferor Amount                 52,500,000.00                                                     1,378,650,000.00
Series Allocation Percentage                              3.81%                                                                 100%
Series Alloc. Finance Charge Collections          13,143,974.32                                                       345,160,765.65
Series Allocable Recoveries                          652,857.70                                                        17,144,043.27
Series Alloc. Principal Collections              160,518,243.68                                                     4,215,209,079.08
Series Allocable Defaulted Amount                  4,330,856.43                                                       113,728,289.85

C. Group Allocations
--------------------

1. Group 1 Allocations                            Series 1999-1    Series 1999-2   Series 2000-1
----------------------                            -------------    -------------   -------------

Investor Finance Charge Collections               15,520,319.14     7,760,159.57    7,760,159.57

Investor Monthly Interest                          4,473,166.67     2,368,979.17    2,853,666.67
Investor Default Amount                            5,113,847.02     2,556,923.51    2,556,923.51
Investor Monthly Fees                              1,666,666.67       833,333.33      833,333.33
Investor Additional Amounts                                0.00             0.00            0.00
Total                                             11,253,680.35     5,759,236.01    6,243,923.51

Reallocated Investor Finance Charge Collections   15,520,319.14     7,760,159.57    7,760,159.57
Available Excess                                   4,266,638.78     2,000,923.56    1,516,236.06

1. Group 1 Allocations                            Series 2001-2                                                        Group 1 Total
----------------------                            -------------                                                        -------------

Investor Finance Charge Collections                3,880,079.78                                                        34,920,718.06

Investor Monthly Interest                          1,105,427.08                                                        10,801,239.58
Investor Default Amount                            1,278,461.76                                                        11,506,155.80
Investor Monthly Fees                                416,666.67                                                         3,750,000.00
Investor Additional Amounts                                0.00                                                                 0.00
Total                                              2,800,555.51                                                        26,057,395.38

Reallocated Investor Finance Charge Collections    3,880,079.78                                                        34,920,718.06
Available Excess                                   1,079,524.28                                                         8,863,322.68

2. Group 2 Allocations                            Series 1998-1    Series 1999-3   Series 1999-5     Series 2000-2     Series 2000-3
----------------------                            -------------    -------------   -------------     -------------     -------------

Investor Finance Charge Collections               15,524,503.14    15,520,319.14    7,760,159.57      7,760,159.57     15,520,319.14

Investor Monthly Interest                          1,298,888.89     1,363,066.67      725,288.89        693,166.67      1,374,222.22
Investor Default Amount                            5,113,847.02     5,113,847.02    2,556,923.51      2,556,923.51      5,113,847.02
Investor Monthly Fees                              1,666,666.67     1,666,666.67      833,333.33        833,333.33      1,666,666.67
Investor Additional Amounts                                0.00             0.00            0.00              0.00              0.00
Total                                              8,079,402.58     8,143,580.35    4,115,545.73      4,083,423.51      8,154,735.91

Reallocated Investor Finance Charge Collections   15,524,503.14    15,520,319.14    7,760,159.57      7,760,159.57     15,520,319.14
Available Excess                                   7,445,100.56     7,376,738.78    3,644,613.84      3,676,736.06      7,365,583.23

2. Group 2 Allocations                            Series 2000-4    Series 2000-5   Series 2001-1     Series 2001-3     Series 2001-4
----------------------                            -------------    -------------   -------------     -------------     -------------

Investor Finance Charge Collections               18,812,520.27    12,228,118.00   11,640,239.35     11,640,239.35     11,252,231.37

Investor Monthly Interest                          1,589,758.94     1,076,171.00    1,032,900.00      1,018,933.33        991,091.11
Investor Default Amount                            6,198,606.48     4,029,087.56    3,835,385.27      3,835,385.27      3,707,539.09
Investor Monthly Fees                              2,020,203.33     1,313,130.00    1,250,000.00      1,250,000.00      1,208,333.33
Investor Additional Amounts                                0.00             0.00            0.00              0.00              0.00
Total                                              9,808,568.75     6,418,388.57    6,118,285.27      6,104,318.60      5,906,963.53

Reallocated Investor Finance Charge Collections   18,812,520.27    12,228,118.00   11,640,239.35     11,640,239.35     11,252,231.37
Investment Funding Account Proceeds                    2,399.00
Available Excess                                   9,006,350.52     5,809,729.43    5,521,954.09      5,535,920.75      5,345,267.84




2. Group 2 Allocations                             Series 2001-5    Series 2001-6   Series 2001-7     Series 2002-1    Series 2002-2
----------------------                             -------------    -------------   -------------     -------------    -------------
Investor Finance Charge Collections                 7,760,159.57    10,864,223.40   10,088,207.44     14,278,693.61    14,589,099.99

Investor Monthly Interest                             708,555.56       950,288.89      882,873.33      1,253,244.44     1,275,851.56
Investor Default Amount                             2,556,923.51     3,579,692.91    3,324,000.56      4,704,739.26     4,807,016.20
Investor Monthly Fees                                 833,333.33     1,166,666.67    1,083,333.33      1,533,333.33     1,566,666.67
Investor Additional Amounts                                 0.00             0.00            0.00              0.00             0.00
Total                                               4,098,812.40     5,696,648.47    5,290,207.23      7,491,317.04     7,649,534.42

Reallocated Investor Finance Charge Collections     7,760,159.57    10,864,223.40   10,088,207.44     14,278,693.61    14,589,099.99
Investment Funding Account Proceeds
Available Excess                                    3,661,347.17     5,167,574.92    4,798,000.21      6,787,376.57     6,939,565.57

2. Group 2 Allocations                             Series 2002-3    Series 2002-4   Series 2002-5     Series 2002-6    Series 2003-1
----------------------                             -------------    -------------   -------------     -------------    -------------

Investor Finance Charge Collections                14,278,693.61     7,760,159.57    9,312,191.48     11,174,629.78    14,278,693.61

Investor Monthly Interest                           1,248,051.56       643,800.00      845,866.67        999,200.00     1,257,128.89
Investor Default Amount                             4,704,739.26     2,556,923.51    3,068,308.21      3,681,969.86     4,704,739.26
Investor Monthly Fees                               1,533,333.33       833,333.33    1,000,000.00      1,200,000.00     1,533,333.33
Investor Additional Amounts                                 0.00             0.00            0.00              0.00             0.00
Total                                               7,486,124.15     4,034,056.84    4,914,174.88      5,881,169.86     7,495,201.48

Reallocated Investor Finance Charge Collections    14,278,693.61     7,760,159.57    9,312,191.48     11,174,629.78    14,278,693.61
Investment Funding Account Proceeds
Available Excess                                    6,792,569.46     3,726,102.72    4,398,016.60      5,293,459.92     6,783,492.12

2. Group 2 Allocations                             Series 2003-2    Series 2003-3                                      Group 2 Total
----------------------                             -------------    -------------                                      -------------

Investor Finance Charge Collections                17,072,351.05    11,640,239.35                                     270,756,151.33

Investor Monthly Interest                           1,505,386.67     1,279,291.67                                      24,013,026.94
Investor Default Amount                             5,625,231.72     3,835,385.27                                      89,211,061.29
Investor Monthly Fees                               1,833,333.33     1,250,000.00                                      29,075,000.00
Investor Additional Amounts                                 0.00             0.00                                               0.00
Total                                               8,963,951.72     6,364,676.93                                     142,299,088.23

Reallocated Investor Finance Charge Collections    17,072,351.05    11,640,239.35                                     270,756,151.33
Investment Funding Account Proceeds                                                                                         2,399.00
Available Excess                                    8,108,399.33     5,275,562.42                                     128,459,462.10




D. Trust Performance
---------------------

Delinquencies:

31-60 Days Delinquent:                           243,405,554
61-90 Days Delinquent:                           154,076,735
90+ Days Delinquent:                             247,708,411
Total 30+ Days Delinquent:                       645,190,699




II. Series 1998-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations          Interest              Interest
----------------------------------                     -----------       --------------          -----------
Beginning Invested /Transferor Amount             1,129,184,196.55     1,000,000,000.00       129,184,196.55
Beginning Adjusted Invested Amount                             N/A     1,000,000,000.00                  N/A
Floating Allocation Percentage                                 N/A             88.5595%             11.4405%
Principal Allocation Percentage                                N/A             88.5595%             11.4405%
Collections of Finance Chg. Receivables              17,525,299.09        15,524,503.14         2,004,979.96
Collections of Principal Receivables                214,024,324.91       189,538,895.04        24,485,429.87
Defaulted Amount                                      5,774,475.24         5,113,847.02           660,628.22

Ending Invested / Transferor Amounts              1,133,674,164.83     1,000,000,000.00       133,674,164.83


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                     Class A              Class B            Interest                 Total
--------------------------------------                     -------              -------           ----------                -----

Principal Funding Account                                     0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                           0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                              0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                               4,125,000.00                 0.00                 0.00         4,125,000.00

Coupon  May 15, 2003 to June 15, 2003                      1.4000%              1.5600%              1.9100%
Monthly Interest Due                                  1,026,666.67           110,933.33           161,288.89         1,298,888.89
Outstanding Monthly Interest Due                              0.00                 0.00                 0.00                 0.00
Additional Interest Due                                       0.00                 0.00                 0.00                 0.00
Total Interest Due                                    1,026,666.67           110,933.33           161,288.89         1,298,888.89
Investor Default Amount                               4,218,923.79           409,107.76           485,815.47         5,113,847.02
Investor Monthly Fees Due                             1,375,000.00           133,333.33           158,333.33         1,666,666.67
Investor Additional Amounts Due
Total Due                                             6,620,590.46           653,374.43           805,437.69         8,079,402.58

Reallocated Investor Finance Charge Collections                                                                     15,524,503.14
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                              4,184.00
Series Adjusted Portfolio Yield                                                                                          12.6663%
Base Rate                                                                                                                 3.3826%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A               Class B            Interest                 Total
--------------------------------------------              -------               -------           ----------                -----

Beginning Certificates Balance                      825,000,000.00        80,000,000.00        95,000,000.00     1,000,000,000.00
Interest Distributions                                1,026,666.67           110,933.33           161,288.89         1,298,888.89
Principal Deposits - Prin. Funding Account          825,000,000.00        80,000,000.00                 0.00       905,000,000.00
Principal Distributions                             825,000,000.00        80,000,000.00        95,000,000.00     1,000,000,000.00
Total Distributions                                 826,026,666.67        80,110,933.33        95,161,288.89     1,001,298,888.89
Ending Certificates Balance                                   0.00                 0.00                 0.00                 0.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.   Total amount of the distribution                            $1,001.24

   2.   Amount of the distribution in
        respect of Class A Monthly Interest:                            $1.24

   3.   Amount of the distribution in respect of Class A Outstanding
        Monthly Interest                                                $0.00

   4.   Amount of the distribution in respect of
        Class A Additional Interest:                                    $0.00

   5.   Amount of the distribution in
        respect of Class A Principal:                               $1,000.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.   Total amount of Class A Investor Charge-Offs:                   $0.00

   2.   Amount of Class A Investor Charge-
        Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.   Total amount reimbursed in respect of
        Class A Investor Charge-Offs:                                   $0.00

   4.   Amount reimbursed in respect of Class
        A Investor Charge-Offs per $1,000
        original certificate principal amount:                          $0.00

   5.   The amount, if any, by which the outstanding
        principal balance of the Class A Certificates
        exceeds the Class A Invested Amount after giving
        effect to all transactions on such Distribution
        Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.   The total amount of the distribution:                       $1,001.39

   2.   Amount of the distribution in
        respect of class B monthly interest:                            $1.39

   3.   Amount of the distribution in
        respect of class B outstanding monthly
        interest:                                                       $0.00

   4.   Amount of the distribution in
        respect of class B additional interest:                         $0.00

   5.   Amount of the distribution in
        respect of class B principal:                               $1,000.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.   The amount of reductions in Class B
        Invested Amount pursuant to clauses
        c), (d), and (e) of the definition
        of Class B Invested Amount:                                     $0.00

   2.   The amount of reductions in the
        Class B Invested Amount set forth in
        paragraph 1 above, per $1,000 original
        certificate principal amount:                                   $0.00

   3.   The total amount reimbursed in respect
        of such reductions in the Class B
        Invested Amount:                                                $0.00

   4.   The amount set forth in paragraph 3
        above, per $1,000 original certificate
        principal amount:                                               $0.00

   5.   The amount, if any, by which the outstanding
        principal balance of the Class B Certificates
        exceeds the Class B Invested Amount after giving
        effect to all transactions on such Distribution
        Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.   Total amount distributed to the Collateral
        Interest Holder:                                       $95,161,288.89

   2.   Amount distributed in respect of Collateral
        Monthly Interest:                                         $161,288.89

   3.   Amount distributed in respect of Collateral
        Additional Interest:                                            $0.00

   4.   The amount distributed to the Collateral
        Interest Holder in respect of principal
        on the Collateral Invested Amount:                     $95,000,000.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.   The amount of reductions in the
        Collateral Invested Amount pursuant
        to clauses (c), (d), and (e) of the
        definition of Collateral Invested Amount:                       $0.00

   2.   The total amount reimbursed in respect
        of such reductions in the Collateral
        Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.   Class A Available Funds:                               $12,807,715.09

        a.   Class A Monthly Interest:                          $1,026,666.67
        b.   Class A Outstanding Monthly Interest:                      $0.00
        c.   Class A Additional Interest:                               $0.00
        d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):      $4,218,923.79
        e.   Excess Spread:                                     $7,562,124.63

   2.   Class B Available Funds:                                $1,241,960.25

        a.   Class B Monthly Interest:                            $110,933.33
        b.   Class B Outstanding Monthly Interest:                      $0.00
        c.   Class B Additional Interest:                               $0.00
        d.   Excess Spread:                                     $1,131,026.92

   3.   Collateral Available Funds:                             $1,474,827.80

        a.   Excess Spread:                                     $1,474,827.80

   4.   Total Excess Spread:                                   $10,167,979.34

K. Reallocated Principal Collections.

   1.   Principal Allocation Percentage:                             88.5595%

   2.   Series 1998-1 Allocable Principal
        Collections:                                          $214,024,324.91

   3.   Principal Allocation Percentage of
        Series 1998-1 Allocable Principal
        Collections:                                          $189,538,895.04

   4.   Reallocated Principal Collections
        Required to fund the Required Amount:                           $0.00



   5.   Item 3 minus item 4:                                  $189,538,895.04

   6.   Shared Principal Collections from other
        Series allocated to Series 1998-1:                    $805,347,257.94

   7.   Other amounts Treated as Available Principal
        Collections:                                            $5,113,847.02

   8.   Available Principal Collections
        (total of 5., 6. & 7.):                             $1,000,000,000.00

L. Application of Available Principal Collections during Revolving Period.

   1.   Collateral Invested Amount                                        N/A

   2.   Required Collateral Invested Amount                               N/A

   3.   Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                         N/A

   4.   Treated as Shared Principal Collections:                          N/A

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.   Principal Funding Account:                            $905,000,000.00

   2.   Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:              $95,000,000.00

   3.   Principal Distribution:                             $1,000,000,000.00

   4.   Treated as Shared Principal Collections:                        $0.00

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

   1.   Excess Spread:                                         $10,167,979.34
   2.   Excess Finance Charge Collections:                              $0.00
   3.   Applied to fund Class A Required Amount:                        $0.00
   4.   Class A Investor Charge-Offs treated
        as Available Principal Collections:                             $0.00
   5.   Applied to fund Class B overdue Interest:                       $0.00
   6.   Applied to fund Class B Required Amount:                  $409,107.76
   7.   Reduction of Class B Invested Amount
        treated as Available Principal Collections:                     $0.00
   8.   Applied to Collateral Monthly Interest:                   $161,288.89
   9.   Applied to unpaid Monthly Servicing Fee:                $1,666,666.67
   10.  Collateral Default Amount treated as
        Available Principal Collections:                          $485,815.47
   11.  Reduction of Collateral Invested Amount
        treated as Available Principal Collections:                     $0.00
   12.  Deposited to Reserve Account:                                   $0.00
   13.  Applied to other amounts owed to
        Collateral Interest Holder:                                     $0.00
   l4.  Balance:                                                $7,445,100.56

O. Yield and Base Rate

   1.   Base Rate
        a.   Current Monthly Period                                   3.3826%
        b.   Prior Monthly Period                                     3.5093%
       c.   Second Prior Monthly Period                               3.5488%

   2.   Three Month Average Base Rate                                 3.4802%

   3.   Series Adjusted Portfolio Yield
        a.   Current Monthly Period                                  12.6663%
        b.   Prior Monthly Period                                    12.8378%
        c.   Second Prior Monthly Period                             13.8497%

   4.   Three Month Average Series Adjusted Portfolio Yield          13.1179%



III. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations          Interest               Interest
----------------------------------                     -----------       --------------          -----------
Beginning Invested /Transferor Amount             1,129,184,196.55     1,000,000,000.00       129,184,196.55
Beginning Adjusted Invested Amount                             N/A     1,000,000,000.00                  N/A
Floating Allocation Percentage                                 N/A             88.5595%             11.4405%
Principal Allocation Percentage                                N/A             88.5595%             11.4405%
Collections of Finance Chg. Receivables              17,525,299.09        15,520,319.14         2,004,979.96
Collections of Principal Receivables                214,024,324.91       189,538,895.04        24,485,429.87
Defaulted Amount                                      5,774,475.24         5,113,847.02           660,628.22

Ending Invested / Transferor Amounts              1,133,674,164.83     1,000,000,000.00       133,674,164.83


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                     Class A              Class B            Interest                 Total
--------------------------------------                     -------              -------           ----------                -----

Principal Funding Account                                     0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                           0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                              0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                       0.00                 0.00                 0.00                 0.00

Coupon  May 15, 2003 to June 15, 2003                      5.6000%              5.8500%              2.1600%
Monthly Interest Due                                  4,036,666.67           292,500.00           144,000.00         4,473,166.67
Outstanding Monthly Interest Due                              0.00                 0.00                 0.00                 0.00
Additional Interest Due                                       0.00                 0.00                 0.00                 0.00
Total Interest Due                                    4,036,666.67           292,500.00           144,000.00         4,473,166.67
Investor Default Amount                               4,423,477.67           306,830.82           383,538.53         5,113,847.02
Investor Monthly Fees Due                             1,441,666.67           100,000.00           125,000.00         1,666,666.67
Investor Additional Amounts Due
Total Due                                             9,901,811.01           699,330.82           652,538.53        11,253,680.35

Reallocated Investor Finance Charge Collections                                                                     15,520,319.14
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.6612%
Base Rate                                                                                                                 7.0033%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions               Class A              Class B            Interest                 Total
--------------------------------------------               -------              -------           ----------                -----

Beginning Certificates Balance                      865,000,000.00        60,000,000.00        75,000,000.00     1,000,000,000.00
Interest Distributions                                4,036,666.67           292,500.00           144,000.00         4,473,166.67
Principal Deposits - Prin. Funding Account                    0.00                 0.00                 0.00                 0.00
Principal Distributions                                       0.00                 0.00                 0.00                 0.00
Total Distributions                                   4,036,666.67           292,500.00           144,000.00         4,473,166.67
Ending Certificates Balance                         865,000,000.00        60,000,000.00        75,000,000.00     1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.67

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $144,000.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $144,000.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,425,076.05

       a. Class A Monthly Interest:                             $4,036,666.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,423,477.67
       e. Excess Spread:                                        $4,964,931.71

   2.  Class B Available Funds:                                   $931,219.15

       a. Class B Monthly Interest:                               $292,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $638,719.15

   3.  Collateral Available Funds:                              $1,164,023.94

       a. Excess Spread:                                        $1,164,023.94

   4.  Total Excess Spread:                                     $6,767,674.80

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.5595%

   2.  Series 1999-1 Allocable Principal
       Collections:                                           $214,024,324.91

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:         $189,538,895.04

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $189,538,895.04

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,113,847.02

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $194,652,742.06

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $75,000,000.00

   2.  Required Collateral Invested Amount                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $194,652,742.06

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

   1.  Excess Spread:                                           $6,767,674.80
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $306,830.82
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $144,000.00
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $383,538.53
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,266,638.78

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.0032%
       b. Prior Monthly Period                                        7.4592%
       c. Second Prior Monthly Period                                 7.7084%

   2.  Three Month Average Base Rate                                  7.3903%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.6612%
       b. Prior Monthly Period                                       12.8330%
       c. Second Prior Monthly Period                                13.8450%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.1131%



IV. Series 1999-2 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations          Interest               Interest
----------------------------------                     -----------       --------------          -----------
Beginning Invested /Transferor Amount               564,592,098.27       500,000,000.00        64,592,098.27
Beginning Adjusted Invested Amount                             N/A       500,000,000.00                  N/A
Floating Allocation Percentage                                 N/A             88.5595%             11.4405%
Principal Allocation Percentage                                N/A             88.5595%             11.4405%
Collections of Finance Chg. Receivables               8,762,649.55         7,760,159.57         1,002,489.98
Collections of Principal Receivables                107,012,162.45        94,769,447.52        12,242,714.94
Defaulted Amount                                      2,887,237.62         2,556,923.51           330,314.11

Ending Invested / Transferor Amounts                566,837,082.42       500,000,000.00        66,837,082.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                     Class A              Class B            Interest                 Total
--------------------------------------                     -------              -------           ----------                -----

Principal Funding Account                                     0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                           0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                              0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                       0.00                 0.00                 0.00                 0.00

Coupon  May 15, 2003 to June 15, 2003                      5.9500%              6.1000%              2.1600%
Monthly Interest Due                                  2,144,479.17           152,500.00            72,000.00         2,368,979.17
Outstanding Monthly Interest Due                              0.00                 0.00                 0.00                 0.00
Additional Interest Due                                       0.00                 0.00                 0.00                 0.00
Total Interest Due                                    2,144,479.17           152,500.00            72,000.00         2,368,979.17
Investor Default Amount                               2,211,738.84           153,415.41           191,769.26         2,556,923.51
Investor Monthly Fees Due                               720,833.33            50,000.00            62,500.00           833,333.33
Investor Additional Amounts Due
Total Due                                             5,077,051.34           355,915.41           326,269.26         5,759,236.01

Reallocated Investor Finance Charge Collections                                                                      7,760,159.57
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.6612%
Base Rate                                                                                                                 7.3053%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions               Class A              Class B            Interest                 Total
--------------------------------------------               -------              -------           ----------                -----

Beginning Certificates Balance                      432,500,000.00        30,000,000.00        37,500,000.00       500,000,000.00
Interest Distributions                                2,144,479.17           152,500.00            72,000.00         2,368,979.17
Principal Deposits - Prin. Funding Account                    0.00                 0.00                 0.00                 0.00
Principal Distributions                                       0.00                 0.00                 0.00                 0.00
Total Distributions                                   2,144,479.17           152,500.00            72,000.00         2,368,979.17
Ending Certificates Balance                         432,500,000.00        30,000,000.00        37,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.96

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $5.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $5.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $72,000.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $72,000.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,712,538.03

       a. Class A Monthly Interest:                             $2,144,479.17
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,211,738.84
       e. Excess Spread:                                        $2,356,320.02

   2.  Class B Available Funds:                                   $465,609.57

       a. Class B Monthly Interest:                               $152,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $313,109.57

   3.  Collateral Available Funds:                                $582,011.97

       a. Excess Spread:                                          $582,011.97

   4.  Total Excess Spread:                                     $3,251,441.56

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.5595%

   2.  Series 1999-2 Allocable Principal
       Collections:                                           $107,012,162.45

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:          $94,769,447.52

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $94,769,447.52

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,556,923.51

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $97,326,371.03

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $97,326,371.03

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                           $3,251,441.56
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $153,415.41
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $72,000.00
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $191,769.26
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $2,000,923.56

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.3053%
       b. Prior Monthly Period                                        7.7813%
       c. Second Prior Monthly Period                                 8.0417%

   2.  Three Month Average Base Rate                                  7.7094%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.6612%
       b. Prior Monthly Period                                       12.8330%
       c. Second Prior Monthly Period                                13.8450%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.1131%



V. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations         Interest                Interest
----------------------------------                     -----------       --------------          -----------
Beginning Invested /Transferor Amount             1,129,184,196.55     1,000,000,000.00       129,184,196.55
Beginning Adjusted Invested Amount                             N/A     1,000,000,000.00                  N/A
Floating Allocation Percentage                                 N/A             88.5595%             11.4405%
Principal Allocation Percentage                                N/A             88.5595%             11.4405%
Collections of Finance Chg. Receivables              17,525,299.09        15,520,319.14         2,004,979.96
Collections of Principal Receivables                214,024,324.91       189,538,895.04        24,485,429.87
Defaulted Amount                                      5,774,475.24         5,113,847.02           660,628.22

Ending Invested / Transferor Amounts              1,133,674,164.83     1,000,000,000.00       133,674,164.83


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                     Class A              Class B            Interest                 Total
--------------------------------------                     -------              -------           ----------                -----

Principal Funding Account                                     0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                           0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                              0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                       0.00                 0.00                 0.00                 0.00

Coupon  May 15, 2003 to June 15, 2003                      1.4500%              1.6500%              2.1600%
Monthly Interest Due                                  1,063,333.33           117,333.33           182,400.00         1,363,066.67
Outstanding Monthly Interest Due                              0.00                 0.00                 0.00                 0.00
Additional Interest Due                                       0.00                 0.00                 0.00                 0.00
Total Interest Due                                    1,063,333.33           117,333.33           182,400.00         1,363,066.67
Investor Default Amount                               4,218,923.79           409,107.76           485,815.47         5,113,847.02
Investor Monthly Fees Due                             1,375,000.00           133,333.33           158,333.33         1,666,666.67
Investor Additional Amounts Due
Total Due                                             6,657,257.13           659,774.43           826,548.80         8,143,580.35

Reallocated Investor Finance Charge Collections                                                                     15,520,319.14
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.6612%
Base Rate                                                                                                                 3.4558%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions               Class A              Class B            Interest                 Total

Beginning Certificates Balance                      825,000,000.00        80,000,000.00        95,000,000.00     1,000,000,000.00
Interest Distributions                                1,063,333.33           117,333.33           182,400.00         1,363,066.67
Principal Deposits - Prin. Funding Account                    0.00                 0.00                 0.00                 0.00
Principal Distributions                                       0.00                 0.00                 0.00                 0.00
Total Distributions                                   1,063,333.33           117,333.33           182,400.00         1,363,066.67
Ending Certificates Balance                         825,000,000.00        80,000,000.00        95,000,000.00     1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.29

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.29

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.47

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.47

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $182,400.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $182,400.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,804,263.29

       a. Class A Monthly Interest:                             $1,063,333.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,218,923.79
       e. Excess Spread:                                        $7,522,006.16

   2.  Class B Available Funds:                                 $1,241,625.53

       a. Class B Monthly Interest:                               $117,333.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,124,292.20

   3.  Collateral Available Funds:                              $1,474,430.32

       a. Excess Spread:                                        $1,474,430.32

   4.  Total Excess Spread:                                    $10,120,728.68

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.5595%

   2.  Series 1999-3 Allocable Principal
       Collections:                                           $214,024,324.91

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:         $189,538,895.04

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $189,538,895.04

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,113,847.02

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $194,652,742.06

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $194,652,742.06

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

   1.  Excess Spread:                                          $10,120,728.68
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $409,107.76
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $182,400.00
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $485,815.47
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,376,738.78

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4558%
       b. Prior Monthly Period                                        3.5825%
       c. Second Prior Monthly Period                                 3.6220%

   2.  Three Month Average Base Rate                                  3.5534%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.6612%
       b. Prior Monthly Period                                       12.8330%
       c. Second Prior Monthly Period                                13.8450%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.1131%



VI. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------        --------------          -----------
Beginning Invested /Transferor Amount               564,592,098.27       500,000,000.00        64,592,098.27
Beginning Adjusted Invested Amount                             N/A       500,000,000.00                  N/A
Floating Allocation Percentage                                 N/A             88.5595%             11.4405%
Principal Allocation Percentage                                N/A             88.5595%             11.4405%
Collections of Finance Chg. Receivables               8,762,649.55         7,760,159.57         1,002,489.98
Collections of Principal Receivables                107,012,162.45        94,769,447.52        12,242,714.94
Defaulted Amount                                      2,887,237.62         2,556,923.51           330,314.11

Ending Invested / Transferor Amounts                566,837,082.42       500,000,000.00        66,837,082.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                     Class A              Class B            Interest                 Total
--------------------------------------                     -------              -------           ----------                -----


Principal Funding Account                                     0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                           0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                              0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                       0.00                 0.00                 0.00                 0.00

Coupon  May 15, 2003 to June 15, 2003                      1.5500%              1.7900%              2.2100%
Monthly Interest Due                                    568,333.33            63,644.44            93,311.11           725,288.89
Outstanding Monthly Interest Due                              0.00                 0.00                 0.00                 0.00
Additional Interest Due                                       0.00                 0.00                 0.00                 0.00
Total Interest Due                                      568,333.33            63,644.44            93,311.11           725,288.89
Investor Default Amount                               2,109,461.90           204,553.88           242,907.73         2,556,923.51
Investor Monthly Fees Due                               687,500.00            66,666.67            79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                             3,365,295.23           334,864.99           415,385.51         4,115,545.73

Reallocated Investor Finance Charge Collections                                                                      7,760,159.57
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.6612%
Base Rate                                                                                                                 3.5556%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions               Class A              Class B            Interest                 Total
--------------------------------------------               -------              -------           ----------                -----

Beginning Certificates Balance                      412,500,000.00        40,000,000.00        47,500,000.00       500,000,000.00
Interest Distributions                                  568,333.33            63,644.44            93,311.11           725,288.89
Principal Deposits - Prin. Funding Account                    0.00                 0.00                 0.00                 0.00
Principal Distributions                                       0.00                 0.00                 0.00                 0.00
Total Distributions                                     568,333.33            63,644.44            93,311.11           725,288.89
Ending Certificates Balance                         412,500,000.00        40,000,000.00        47,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.38

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.38

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.59

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.59

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $93,311.11

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $93,311.11

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

4.       The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,402,131.64

       a. Class A Monthly Interest:                               $568,333.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,109,461.90
       e. Excess Spread:                                        $3,724,336.41

   2.  Class B Available Funds:                                   $620,812.77

       a. Class B Monthly Interest:                                $63,644.44
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $557,168.32

   3.  Collateral Available Funds:                                $737,215.16

       a. Excess Spread:                                          $737,215.16

   4.  Total Excess Spread:                                     $5,018,719.89

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.5595%

   2.  Series 1999-5 Allocable Principal
       Collections:                                           $107,012,162.45

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:          $94,769,447.52

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $94,769,447.52

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,556,923.51

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $97,326,371.03

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $97,326,371.03

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

   1.  Excess Spread:                                           $5,018,719.89
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $204,553.88
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $93,311.11
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $242,907.73
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $3,644,613.84

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5556%
       b. Prior Monthly Period                                        3.6823%
       c. Second Prior Monthly Period                                 3.7218%

   2.  Three Month Average Base Rate                                  3.6533%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.6612%
       b. Prior Monthly Period                                       12.8330%
       c. Second Prior Monthly Period                                13.8450%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.1131%



VII. Series 2000-1 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations          Interest               Interest
----------------------------------                     -----------       --------------          -----------
Beginning Invested /Transferor Amount               564,592,098.27       500,000,000.00        64,592,098.27
Beginning Adjusted Invested Amount                             N/A       500,000,000.00                  N/A
Floating Allocation Percentage                                 N/A             88.5595%             11.4405%
Principal Allocation Percentage                                N/A             88.5595%             11.4405%
Collections of Finance Chg. Receivables               8,762,649.55         7,760,159.57         1,002,489.98
Collections of Principal Receivables                107,012,162.45        94,769,447.52        12,242,714.94
Defaulted Amount                                      2,887,237.62         2,556,923.51           330,314.11

Ending Invested / Transferor Amounts                566,837,082.42       500,000,000.00        66,837,082.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                     Class A              Class B            Interest                 Total
--------------------------------------                     -------              -------           ----------                -----

Principal Funding Account                                     0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                           0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                              0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                       0.00                 0.00                 0.00                 0.00

Coupon  May 15, 2003 to June 15, 2003                      7.2000%              7.4000%              2.2100%
Monthly Interest Due                                  2,595,000.00           185,000.00            73,666.67         2,853,666.67
Outstanding Monthly Interest Due                              0.00                 0.00                 0.00                 0.00
Additional Interest Due                                       0.00                 0.00                 0.00                 0.00
Total Interest Due                                    2,595,000.00           185,000.00            73,666.67         2,853,666.67
Investor Default Amount                               2,211,738.84           153,415.41           191,769.26         2,556,923.51
Investor Monthly Fees Due                               720,833.33            50,000.00            62,500.00           833,333.33
Investor Additional Amounts Due
Total Due                                             5,527,572.17           388,415.41           327,935.93         6,243,923.51

Reallocated Investor Finance Charge Collections                                                                      7,760,159.57
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.6612%
Base Rate                                                                                                                 8.4110%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions               Class A              Class B            Interest                 Total
--------------------------------------------               -------              -------           ----------                -----

Beginning Certificates Balance                      432,500,000.00        30,000,000.00        37,500,000.00       500,000,000.00
Interest Distributions                                2,595,000.00           185,000.00            73,666.67         2,853,666.67
Principal Deposits - Prin. Funding Account                    0.00                 0.00                 0.00                 0.00
Principal Distributions                                       0.00                 0.00                 0.00                 0.00
Total Distributions                                   2,595,000.00           185,000.00            73,666.67         2,853,666.67
Ending Certificates Balance                         432,500,000.00        30,000,000.00        37,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $6.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $6.00

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $6.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $6.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $73,666.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $73,666.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,712,538.03

       a. Class A Monthly Interest:                             $2,595,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,211,738.84
       e. Excess Spread:                                        $1,905,799.19

   2.  Class B Available Funds:                                   $465,609.57

       a. Class B Monthly Interest:                               $185,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $280,609.57

   3.  Collateral Available Funds:                                $582,011.97

       a. Excess Spread:                                          $582,011.97

   4.  Total Excess Spread:                                     $2,768,420.73

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.5595%

   2.  Series 2000-1 Allocable Principal
       Collections:                                           $107,012,162.45

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:          $94,769,447.52

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $94,769,447.52

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,556,923.51

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $97,326,371.03

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $97,326,371.03

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

   1.  Excess Spread:                                           $2,768,420.73
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $153,415.41
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $73,666.67
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $191,769.26
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $1,516,236.06

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      8.4110%
       b. Prior Monthly Period                                        8.9605%
       c. Second Prior Monthly Period                                 9.2614%

   2.  Three Month Average Base Rate                                  8.8776%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.6612%
       b. Prior Monthly Period                                       12.8330%
       c. Second Prior Monthly Period                                13.8450%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.1131%



VIII. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations          Interest              Interest
----------------------------------                     -----------       --------------          -----------
Beginning Invested /Transferor Amount               564,592,098.27       500,000,000.00        64,592,098.27
Beginning Adjusted Invested Amount                             N/A       500,000,000.00                  N/A
Floating Allocation Percentage                                 N/A             88.5595%             11.4405%
Principal Allocation Percentage                                N/A             88.5595%             11.4405%
Collections of Finance Chg. Receivables               8,762,649.55         7,760,159.57         1,002,489.98
Collections of Principal Receivables                107,012,162.45        94,769,447.52        12,242,714.94
Defaulted Amount                                      2,887,237.62         2,556,923.51           330,314.11

Ending Invested / Transferor Amounts                566,837,082.42       500,000,000.00        66,837,082.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                     Class A              Class B            Interest                 Total
--------------------------------------                     -------              -------           ----------                -----

Principal Funding Account                                     0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                           0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                              0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                       0.00                 0.00                 0.00                 0.00

Coupon  May 15, 2003 to June 15, 2003                      1.4750%              1.6600%              2.2100%
Monthly Interest Due                                    540,833.33            59,022.22            93,311.11           693,166.67
Outstanding Monthly Interest Due                              0.00                 0.00                 0.00                 0.00
Additional Interest Due                                       0.00                 0.00                 0.00                 0.00
Total Interest Due                                      540,833.33            59,022.22            93,311.11           693,166.67
Investor Default Amount                               2,109,461.90           204,553.88           242,907.73         2,556,923.51
Investor Monthly Fees Due                               687,500.00            66,666.67            79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                             3,337,795.23           330,242.77           415,385.51         4,083,423.51

Reallocated Investor Finance Charge Collections                                                                      7,760,159.57
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.6612%
Base Rate                                                                                                                 3.4823%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions               Class A              Class B            Interest                 Total
--------------------------------------------               -------              -------           ----------                -----

Beginning Certificates Balance                      412,500,000.00        40,000,000.00        47,500,000.00       500,000,000.00
Interest Distributions                                  540,833.33            59,022.22            93,311.11           693,166.67
Principal Deposits - Prin. Funding Account                    0.00                 0.00                 0.00                 0.00
Principal Distributions                                       0.00                 0.00                 0.00                 0.00
Total Distributions                                     540,833.33            59,022.22            93,311.11           693,166.67
Ending Certificates Balance                         412,500,000.00        40,000,000.00        47,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.31

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.31

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.48

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.48

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $93,311.11

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $93,311.11

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,402,131.64

       a. Class A Monthly Interest:                               $540,833.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,109,461.90
       e. Excess Spread:                                        $3,751,836.41

   2.  Class B Available Funds:                                   $620,812.77

       a. Class B Monthly Interest:                                $59,022.22
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $561,790.54

   3.  Collateral Available Funds:                                $737,215.16

       a. Excess Spread:                                          $737,215.16

   4.  Total Excess Spread:                                     $5,050,842.12

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.5595%

   2.  Series 2000-2 Allocable Principal
       Collections:                                           $107,012,162.45

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:          $94,769,447.52

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $94,769,447.52

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,556,923.51

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $97,326,371.03

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $97,326,371.03

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

   1.  Excess Spread:                                           $5,050,842.12
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $204,553.88
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $93,311.11
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $242,907.73
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $3,676,736.06

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4823%
       b. Prior Monthly Period                                        3.6091%
       c. Second Prior Monthly Period                                 3.6486%

   2.  Three Month Average Base Rate                                  3.5800%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.6612%
       b. Prior Monthly Period                                       12.8330%
       c. Second Prior Monthly Period                                13.8450%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.1131%



IX. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations         Interest                Interest
----------------------------------                     -----------       --------------          -----------
Beginning Invested /Transferor Amount             1,129,184,196.55     1,000,000,000.00       129,184,196.55
Beginning Adjusted Invested Amount                             N/A     1,000,000,000.00                  N/A
Floating Allocation Percentage                                 N/A             88.5595%             11.4405%
Principal Allocation Percentage                                N/A             88.5595%             11.4405%
Collections of Finance Chg. Receivables              17,525,299.09        15,520,319.14         2,004,979.96
Collections of Principal Receivables                214,024,324.91       189,538,895.04        24,485,429.87
Defaulted Amount                                      5,774,475.24         5,113,847.02           660,628.22

Ending Invested / Transferor Amounts              1,133,674,164.83     1,000,000,000.00       133,674,164.83


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                     Class A              Class B            Interest                 Total
--------------------------------------                     -------              -------           ----------                -----

Principal Funding Account                                     0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                           0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                              0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                       0.00                 0.00                 0.00                 0.00

Coupon  May 15, 2003 to June 15, 2003                      1.4700%              1.6600%              2.1100%
Monthly Interest Due                                  1,078,000.00           118,044.44           178,177.78         1,374,222.22
Outstanding Monthly Interest Due                              0.00                 0.00                 0.00                 0.00
Additional Interest Due                                       0.00                 0.00                 0.00                 0.00
Total Interest Due                                    1,078,000.00           118,044.44           178,177.78         1,374,222.22
Investor Default Amount                               4,218,923.79           409,107.76           485,815.47         5,113,847.02
Investor Monthly Fees Due                             1,375,000.00           133,333.33           158,333.33         1,666,666.67
Investor Additional Amounts Due
Total Due                                             6,671,923.79           660,485.54           822,326.58         8,154,735.91

Reallocated Investor Finance Charge Collections                                                                     15,520,319.14
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.6612%
Base Rate                                                                                                                 3.4685%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions               Class A              Class B            Interest                 Total
--------------------------------------------               -------              -------           ----------                -----

Beginning Certificates Balance                      825,000,000.00        80,000,000.00        95,000,000.00     1,000,000,000.00
Interest Distributions                                1,078,000.00           118,044.44           178,177.78         1,374,222.22
Principal Deposits - Prin. Funding Account                    0.00                 0.00                 0.00                 0.00
Principal Distributions                                       0.00                 0.00                 0.00                 0.00
Total Distributions                                   1,078,000.00           118,044.44           178,177.78         1,374,222.22
Ending Certificates Balance                         825,000,000.00        80,000,000.00        95,000,000.00     1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.31

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.31

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.48

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.48

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $178,177.78

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $178,177.78

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,804,263.29

       a. Class A Monthly Interest:                             $1,078,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,218,923.79
       e. Excess Spread:                                        $7,507,339.49

   2.  Class B Available Funds:                                 $1,241,625.53

       a. Class B Monthly Interest:                               $118,044.44
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,123,581.09

   3.  Collateral Available Funds:                              $1,474,430.32

       a. Excess Spread:                                        $1,474,430.32

   4.  Total Excess Spread:                                    $10,105,350.90

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.5595%

   2.  Series 2000-3 Allocable Principal
       Collections:                                           $214,024,324.91

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:         $189,538,895.04

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $189,538,895.04

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,113,847.02

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $194,652,742.06

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $194,652,742.06

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

   1.  Excess Spread:                                          $10,105,350.90
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $409,107.76
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $178,177.78
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $485,815.47
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,365,583.23

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4685%
       b. Prior Monthly Period                                        3.5953%
       c. Second Prior Monthly Period                                 3.6348%

   2.  Three Month Average Base Rate                                  3.5662%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.6612%
       b. Prior Monthly Period                                       12.8330%
       c. Second Prior Monthly Period                                13.8450%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.1131%



X. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations         Interest                Interest
----------------------------------                     -----------       --------------          -----------
Beginning Invested /Transferor Amount             1,368,709,006.69     1,212,122,000.00       156,587,006.69
Beginning Adjusted Invested Amount                             N/A     1,212,122,000.00                  N/A
Floating Allocation Percentage                                 N/A             88.5595%             11.4405%
Principal Allocation Percentage                                N/A             88.5595%             11.4405%
Collections of Finance Chg. Receivables              21,242,800.59        18,814,919.27         2,430,280.32
Collections of Principal Receivables                259,423,592.76       229,744,264.53        29,679,328.23
Defaulted Amount                                      6,999,368.48         6,198,606.48           800,762.00

Ending Invested / Transferor Amounts              1,374,151,396.03     1,212,122,000.00       162,029,396.03


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                     Class A              Class B            Interest                 Total
--------------------------------------                     -------              -------           ----------                -----

Principal Funding Account                                     0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                           0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                              0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                       0.00                 0.00                 0.00                 0.00

Coupon  May 15, 2003 to June 15, 2003                      1.3838%              1.6088%              2.1600%
Monthly Interest Due                                  1,230,000.00           138,667.10           221,091.84         1,589,758.94
Outstanding Monthly Interest Due                              0.00                 0.00                 0.00                 0.00
Additional Interest Due                                       0.00                 0.00                 0.00                 0.00
Total Interest Due                                    1,230,000.00           138,667.10           221,091.84         1,589,758.94
Investor Default Amount                               5,113,847.02           495,889.75           588,869.71         6,198,606.48
Investor Monthly Fees Due                             1,666,666.67           161,616.67           191,920.00         2,020,203.33
Investor Additional Amounts Due
Total Due                                             8,010,513.69           796,173.51         1,001,881.55         9,808,568.75

Reallocated Investor Finance Charge Collections                                                                     18,812,520.27
Interest and Principal Funding Investment Proceeds                                                                       2,399.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.6636%
Base Rate                                                                                                                 3.3970%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions               Class A              Class B            Interest                 Total
--------------------------------------------               -------              -------           ----------                -----

Beginning Certificates Balance                    1,000,000,000.00        96,970,000.00       115,152,000.00     1,212,122,000.00
Interest Distributions                                1,230,000.00           138,667.10           221,091.84         1,589,758.94
Interest Deposits - Interest Funding Account         (1,230,000.00)         (138,667.10)                0.00        (1,368,667.10)
Interest Funding Account Distributions                3,497,812.50           394,334.57                 0.00         3,892,147.07
Principal Deposits - Prin. Funding Account                    0.00                 0.00                 0.00                 0.00
Principal Distributions                                       0.00                 0.00                 0.00                 0.00
Total Distributions                                   3,497,812.50           394,334.57           221,091.84         4,113,238.91
Ending Interest Funding Account Balance                       0.00                 0.00                 0.00                 0.00
Ending Certificates Balance                       1,000,000,000.00        96,970,000.00       115,152,000.00     1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.23

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.23

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
   Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.43

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.43

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $221,091.84

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $221,091.84

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA):$15,522,718.14

       a. Class A Monthly Interest:                             $1,230,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $5,113,847.02
       e. Excess Spread:                                        $9,178,871.11

   2.  Class B Available Funds:                                 $1,505,005.35

       a. Class B Monthly Interest:                               $138,667.10
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,366,338.25

   3.  Collateral Available Funds:                              $1,787,195.79

       a. Excess Spread:                                        $1,787,195.79

   4.  Total Excess Spread:                                    $12,332,405.15

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.5595%

   2.  Series 2000-4 Allocable Principal
       Collections:                                           $259,423,592.76

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:         $229,744,264.53

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $229,744,264.53

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $6,198,606.48

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $235,942,871.01

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                             $115,152,000.00

   2.  Required Collateral Invested Amount                    $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $235,942,871.01

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

   1.  Excess Spread:                                          $12,332,405.15
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $495,889.75
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $221,091.84
   9.  Applied to unpaid Monthly Servicing Fee:                 $2,020,203.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $588,869.71
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $9,006,350.52

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.3970%
       b. Prior Monthly Period                                        3.5238%
       c. Second Prior Monthly Period                                 3.5908%

   2.  Three Month Average Base Rate                                  3.5039%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.6636%
       b. Prior Monthly Period                                       12.8342%
       c. Second Prior Monthly Period                                13.8450%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.1143%



XI. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations         Interest                Interest
----------------------------------                     -----------       --------------          -----------
Beginning Invested /Transferor Amount               889,659,386.41       787,878,000.00       101,781,386.41
Beginning Adjusted Invested Amount                             N/A       787,878,000.00                  N/A
Floating Allocation Percentage                                 N/A             88.5595%             11.4405%
Principal Allocation Percentage                                N/A             88.5595%             11.4405%
Collections of Finance Chg. Receivables              13,807,797.60        12,228,118.00         1,579,679.60
Collections of Principal Receivables                168,625,057.06       149,333,525.55        19,291,531.52
Defaulted Amount                                      4,549,582.00         4,029,087.56           520,494.44

Ending Invested / Transferor Amounts                893,196,933.64       787,878,000.00       105,318,933.64


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                     Class A              Class B            Interest                 Total
--------------------------------------                     -------              -------           ----------                -----

Principal Funding Account                                     0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                           0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                              0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                       0.00                 0.00                 0.00                 0.00

Coupon  May 15, 2003 to June 15, 2003                      1.4500%              1.6900%              2.1600%
Monthly Interest Due                                    837,777.78            94,685.07           143,708.16         1,076,171.00
Outstanding Monthly Interest Due                              0.00                 0.00                 0.00                 0.00
Additional Interest Due                                       0.00                 0.00                 0.00                 0.00
Total Interest Due                                      837,777.78            94,685.07           143,708.16         1,076,171.00
Investor Default Amount                               3,324,000.56           322,325.78           382,761.22         4,029,087.56
Investor Monthly Fees Due                             1,083,333.33           105,050.00           124,746.67         1,313,130.00
Investor Additional Amounts Due
Total Due                                             5,245,111.67           522,060.84           651,216.05         6,418,388.57

Reallocated Investor Finance Charge Collections                                                                     12,228,118.00
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.6612%
Base Rate                                                                                                                 3.4590%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions               Class A              Class B            Interest                 Total
--------------------------------------------               -------              -------           ----------                -----

Beginning Certificates Balance                      650,000,000.00        63,030,000.00        74,848,000.00       787,878,000.00
Interest Distributions                                  837,777.78            94,685.07           143,708.16         1,076,171.00
Principal Deposits - Prin. Funding Account                    0.00                 0.00                 0.00                 0.00
Principal Distributions                                       0.00                 0.00                 0.00                 0.00
Total Distributions                                     837,777.78            94,685.07           143,708.16         1,076,171.00
Ending Certificates Balance                         650,000,000.00        63,030,000.00        74,848,000.00       787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.29

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.29

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.50

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.50

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $143,708.16

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $143,708.16

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,088,207.44

       a. Class A Monthly Interest:                               $837,777.78
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,324,000.56
       e. Excess Spread:                                        $5,926,429.10

   2.  Class B Available Funds:                                   $978,245.72

       a. Class B Monthly Interest:                                $94,685.07
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $883,560.65

   3.  Collateral Available Funds:                              $1,161,664.85

       a. Excess Spread:                                        $1,161,664.85

   4.  Total Excess Spread:                                     $7,971,654.59

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.5595%

   2.  Series 2000-5 Allocable Principal
       Collections:                                           $168,625,057.06

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:         $149,333,525.55

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $149,333,525.55

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,029,087.56

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $153,362,613.11

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $74,848,000.00

   2.  Required Collateral Invested Amount                     $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $153,362,613.11

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

   1.  Excess Spread:                                           $7,971,654.59
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $322,325.78
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $143,708.16
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,313,130.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $382,761.22
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,809,729.43

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4590%
       b. Prior Monthly Period                                        3.5858%
       c. Second Prior Monthly Period                                 3.6253%

   2.  Three Month Average Base Rate                                  3.5567%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.6612%
       b. Prior Monthly Period                                       12.8330%
       c. Second Prior Monthly Period                                13.8450%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.1131%



XII. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations          Interest              Interest
----------------------------------                     -----------        --------------         -----------
Beginning Invested /Transferor Amount               846,888,147.41       750,000,000.00        96,888,147.41
Beginning Adjusted Invested Amount                             N/A       750,000,000.00                  N/A
Floating Allocation Percentage                                 N/A             88.5595%             11.4405%
Principal Allocation Percentage                                N/A             88.5595%             11.4405%
Collections of Finance Chg. Receivables              13,143,974.32        11,640,239.35         1,503,734.97
Collections of Principal Receivables                160,518,243.68       142,154,171.28        18,364,072.40
Defaulted Amount                                      4,330,856.43         3,835,385.27           495,471.16

Ending Invested / Transferor Amounts                850,255,623.63       750,000,000.00       100,255,623.63


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                     Class A              Class B            Interest                 Total
--------------------------------------                     -------              -------           ----------                -----

Principal Funding Account                                     0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                           0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                              0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                       0.00                 0.00                 0.00                 0.00

Coupon  May 15, 2003 to June 15, 2003                      1.4500%              1.7300%              2.2600%
Monthly Interest Due                                    797,500.00            92,266.67           143,133.33         1,032,900.00
Outstanding Monthly Interest Due                              0.00                 0.00                 0.00                 0.00
Additional Interest Due                                       0.00                 0.00                 0.00                 0.00
Total Interest Due                                      797,500.00            92,266.67           143,133.33         1,032,900.00
Investor Default Amount                               3,164,192.84           306,830.82           364,361.60         3,835,385.27
Investor Monthly Fees Due                             1,031,250.00           100,000.00           118,750.00         1,250,000.00
Investor Additional Amounts Due
Total Due                                             4,992,942.84           499,097.49           626,244.93         6,118,285.27

Reallocated Investor Finance Charge Collections                                                                     11,640,239.35
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.6612%
Base Rate                                                                                                                 3.4719%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions               Class A              Class B            Interest                 Total
--------------------------------------------               -------              -------           ----------                -----

Beginning Certificates Balance                      618,750,000.00        60,000,000.00        71,250,000.00       750,000,000.00
Interest Distributions                                  797,500.00            92,266.67           143,133.33         1,032,900.00
Principal Deposits - Prin. Funding Account                    0.00                 0.00                 0.00                 0.00
Principal Distributions                                       0.00                 0.00                 0.00                 0.00
Total Distributions                                     797,500.00            92,266.67           143,133.33         1,032,900.00
Ending Certificates Balance                         618,750,000.00        60,000,000.00        71,250,000.00       750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.29

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.29

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.54

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.54

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $143,133.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $143,133.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,603,197.47

       a. Class A Monthly Interest:                               $797,500.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,164,192.84
       e. Excess Spread:                                        $5,641,504.62

   2.  Class B Available Funds:                                   $931,219.15

       a. Class B Monthly Interest:                                $92,266.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $838,952.48

   3.  Collateral Available Funds:                              $1,105,822.74

       a. Excess Spread:                                        $1,105,822.74

   4.  Total Excess Spread:                                     $7,586,279.84

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.5595%

   2.  Series 2001-1 Allocable Principal
       Collections:                                           $160,518,243.68

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:         $142,154,171.28

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $142,154,171.28

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,835,385.27

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $145,989,556.54

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $145,989,556.54

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

   1.  Excess Spread:                                           $7,586,279.84
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $306,830.82
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $143,133.33
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $364,361.60
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,521,954.09

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4719%
       b. Prior Monthly Period                                        3.5986%
       c. Second Prior Monthly Period                                 3.6382%

   2.  Three Month Average Base Rate                                  3.5696%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.6612%
       b. Prior Monthly Period                                       12.8330%
       c. Second Prior Monthly Period                                13.8450%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.1131%



XIII. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations          Interest               Interest
----------------------------------                     -----------       --------------          -----------
Beginning Invested /Transferor Amount               282,296,049.14       250,000,000.00        32,296,049.14
Beginning Adjusted Invested Amount                             N/A       250,000,000.00                  N/A
Floating Allocation Percentage                                 N/A             88.5595%             11.4405%
Principal Allocation Percentage                                N/A             88.5595%             11.4405%
Collections of Finance Chg. Receivables               4,381,324.77         3,880,079.78           501,244.99
Collections of Principal Receivables                 53,506,081.23        47,384,723.76         6,121,357.47
Defaulted Amount                                      1,443,618.81         1,278,461.76           165,157.05

Ending Invested / Transferor Amounts                283,418,541.21       250,000,000.00        33,418,541.21


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                     Class A              Class B            Interest                 Total
--------------------------------------                     -------              -------           ----------                -----

Principal Funding Account                                     0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                           0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                              0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                       0.00                 0.00                 0.00                 0.00

Coupon  May 15, 2003 to June 15, 2003                      5.5300%              5.8300%              2.1600%
Monthly Interest Due                                    996,552.08            72,875.00            36,000.00         1,105,427.08
Outstanding Monthly Interest Due                              0.00                 0.00                 0.00                 0.00
Additional Interest Due                                       0.00                 0.00                 0.00                 0.00
Total Interest Due                                      996,552.08            72,875.00            36,000.00         1,105,427.08
Investor Default Amount                               1,105,869.42            76,707.71            95,884.63         1,278,461.76
Investor Monthly Fees Due                               360,416.67            25,000.00            31,250.00           416,666.67
Investor Additional Amounts Due
Total Due                                             2,462,838.17           174,582.71           163,134.63         2,800,555.51

Reallocated Investor Finance Charge Collections                                                                      3,880,079.78
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.6612%
Base Rate                                                                                                                 6.9446%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions               Class A              Class B            Interest                 Total
--------------------------------------------               -------              -------           ----------                -----

Beginning Certificates Balance                      216,250,000.00        15,000,000.00        18,750,000.00       250,000,000.00
Interest Distributions                                  996,552.08            72,875.00            36,000.00         1,105,427.08
Principal Deposits - Prin. Funding Account                    0.00                 0.00                 0.00                 0.00
Principal Distributions                                       0.00                 0.00                 0.00                 0.00
Total Distributions                                     996,552.08            72,875.00            36,000.00         1,105,427.08
Ending Certificates Balance                         216,250,000.00        15,000,000.00        18,750,000.00       250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.61

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $36,000.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $36,000.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $3,356,269.01

       a. Class A Monthly Interest:                               $996,552.08
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $1,105,869.42
       e. Excess Spread:                                        $1,253,847.51

   2.  Class B Available Funds:                                   $232,804.79

       a. Class B Monthly Interest:                                $72,875.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $159,929.79

   3.  Collateral Available Funds:                                $291,005.98

       a. Excess Spread:                                          $291,005.98

   4.  Total Excess Spread:                                     $1,704,783.28

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.5595%

   2.  Series 2001-2 Allocable Principal
       Collections:                                            $53,506,081.23

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:          $47,384,723.76

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $47,384,723.76

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $1,278,461.76

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $48,663,185.51

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $18,750,000.00

   2.  Required Collateral Invested Amount                     $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $48,663,185.51

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

   1.  Excess Spread:                                           $1,704,783.28
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                    $76,707.71
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $36,000.00
   9.  Applied to unpaid Monthly Servicing Fee:                   $416,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $95,884.63
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $1,079,524.28

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      6.9446%
       b. Prior Monthly Period                                        7.3966%
       c. Second Prior Monthly Period                                 7.6437%

   2.  Three Month Average Base Rate                                  7.3283%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.6612%
       b. Prior Monthly Period                                       12.8330%
       c. Second Prior Monthly Period                                13.8450%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.1131%



XIV. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations          Interest               Interest
----------------------------------                     -----------       --------------          -----------
Beginning Invested /Transferor Amount               846,888,147.41       750,000,000.00        96,888,147.41
Beginning Adjusted Invested Amount                             N/A       750,000,000.00                  N/A
Floating Allocation Percentage                                 N/A             88.5595%             11.4405%
Principal Allocation Percentage                                N/A             88.5595%             11.4405%
Collections of Finance Chg. Receivables              13,143,974.32        11,640,239.35         1,503,734.97
Collections of Principal Receivables                160,518,243.68       142,154,171.28        18,364,072.40
Defaulted Amount                                      4,330,856.43         3,835,385.27           495,471.16

Ending Invested / Transferor Amounts                850,255,623.63       750,000,000.00       100,255,623.63


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                     Class A              Class B            Interest                 Total
--------------------------------------                     -------              -------           ----------                -----

Principal Funding Account                                     0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                           0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                              0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                       0.00                 0.00                 0.00                 0.00

Coupon  May 15, 2003 to June 15, 2003                      1.4400%              1.6900%              2.1600%
Monthly Interest Due                                    792,000.00            90,133.33           136,800.00         1,018,933.33
Outstanding Monthly Interest Due                              0.00                 0.00                 0.00                 0.00
Additional Interest Due                                       0.00                 0.00                 0.00                 0.00
Total Interest Due                                      792,000.00            90,133.33           136,800.00         1,018,933.33
Investor Default Amount                               3,164,192.84           306,830.82           364,361.60         3,835,385.27
Investor Monthly Fees Due                             1,031,250.00           100,000.00           118,750.00         1,250,000.00
Investor Additional Amounts Due
Total Due                                             4,987,442.84           496,964.15           619,911.60         6,104,318.60

Reallocated Investor Finance Charge Collections                                                                     11,640,239.35
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.6612%
Base Rate                                                                                                                 3.4507%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions               Class A              Class B            Interest                 Total
--------------------------------------------               -------              -------           ----------                -----

Beginning Certificates Balance                      618,750,000.00        60,000,000.00        71,250,000.00       750,000,000.00
Interest Distributions                                  792,000.00            90,133.33           136,800.00         1,018,933.33
Principal Deposits - Prin. Funding Account                    0.00                 0.00                 0.00                 0.00
Principal Distributions                                       0.00                 0.00                 0.00                 0.00
Total Distributions                                     792,000.00            90,133.33           136,800.00         1,018,933.33
Ending Certificates Balance                         618,750,000.00        60,000,000.00        71,250,000.00       750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.28

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.28

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.50

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.50

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $136,800.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $136,800.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,603,197.47

       a. Class A Monthly Interest:                               $792,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,164,192.84
       e. Excess Spread:                                        $5,647,004.62

   2.  Class B Available Funds:                                   $931,219.15

       a. Class B Monthly Interest:                                $90,133.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $841,085.81

   3.  Collateral Available Funds:                              $1,105,822.74

       a. Excess Spread:                                        $1,105,822.74

   4.  Total Excess Spread:                                     $7,593,913.17

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.5595%

   2.  Series 2001-3 Allocable Principal
       Collections:                                           $160,518,243.68

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:         $142,154,171.28

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $142,154,171.28

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,835,385.27

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $145,989,556.54

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $145,989,556.54

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

   1.  Excess Spread:                                           $7,593,913.17
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $306,830.82
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $136,800.00
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $364,361.60
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,535,920.75

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4507%
       b. Prior Monthly Period                                        3.5774%
       c. Second Prior Monthly Period                                 3.6169%

   2.  Three Month Average Base Rate                                  3.5483%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.6612%
       b. Prior Monthly Period                                       12.8330%
       c. Second Prior Monthly Period                                13.8450%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.1131%



XV. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations          Interest               Interest
----------------------------------                     -----------       --------------          -----------
Beginning Invested /Transferor Amount               818,658,542.50       725,000,000.00        93,658,542.50
Beginning Adjusted Invested Amount                             N/A       725,000,000.00                  N/A
Floating Allocation Percentage                                 N/A             88.5595%             11.4405%
Principal Allocation Percentage                                N/A             88.5595%             11.4405%
Collections of Finance Chg. Receivables              12,705,841.84        11,252,231.37         1,453,610.47
Collections of Principal Receivables                155,167,635.56       137,415,698.90        17,751,936.66
Defaulted Amount                                      4,186,494.55         3,707,539.09           478,955.46

Ending Invested / Transferor Amounts                821,913,769.51       725,000,000.00        96,913,769.51


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A              Class B             Interest                Total
--------------------------------------                     -------              -------            -----------              -----

Principal Funding Account                                     0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                           0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                              0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                       0.00                 0.00                 0.00                 0.00

Coupon  May 15, 2003 to June 15, 2003                      1.4400%              1.6900%              2.2600%
Monthly Interest Due                                    765,600.00            87,128.89           138,362.22           991,091.11
Outstanding Monthly Interest Due                              0.00                 0.00                 0.00                 0.00
Additional Interest Due                                       0.00                 0.00                 0.00                 0.00
Total Interest Due                                      765,600.00            87,128.89           138,362.22           991,091.11
Investor Default Amount                               3,058,719.75           296,603.13           352,216.21         3,707,539.09
Investor Monthly Fees Due                               996,875.00            96,666.67           114,791.67         1,208,333.33
Investor Additional Amounts Due
Total Due                                             4,821,194.75           480,398.68           605,370.10         5,906,963.53

Reallocated Investor Finance Charge Collections                                                                     11,252,231.37
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.6612%
Base Rate                                                                                                                 3.4603%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions               Class A              Class B            Interest                 Total
--------------------------------------------               -------              -------           ----------                -----

Beginning Certificates Balance                      598,125,000.00        58,000,000.00        68,875,000.00       725,000,000.00
Interest Distributions                                  765,600.00            87,128.89           138,362.22           991,091.11
Principal Deposits - Prin. Funding Account                    0.00                 0.00                 0.00                 0.00
Principal Distributions                                       0.00                 0.00                 0.00                 0.00
Total Distributions                                     765,600.00            87,128.89           138,362.22           991,091.11
Ending Certificates Balance                         598,125,000.00        58,000,000.00        68,875,000.00       725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.28

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.28

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.50

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.50

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $138,362.22

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $138,362.22

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,283,090.88

       a. Class A Monthly Interest:                               $765,600.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,058,719.75
       e. Excess Spread:                                        $5,458,771.13

   2.  Class B Available Funds:                                   $900,178.51

       a. Class B Monthly Interest:                                $87,128.89
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $813,049.62

   3.  Collateral Available Funds:                              $1,068,961.98

       a. Excess Spread:                                        $1,068,961.98

   4.  Total Excess Spread:                                     $7,340,782.74

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.5595%

   2.  Series 2001-4 Allocable Principal
       Collections:                                           $155,167,635.56

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:         $137,415,698.90

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $137,415,698.90

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,707,539.09

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $141,123,237.99

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $68,875,000.00

   2.  Required Collateral Invested Amount                     $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $141,123,237.99

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

   1.  Excess Spread:                                           $7,340,782.74
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $296,603.13
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $138,362.22
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,208,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $352,216.21
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,345,267.84

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4603%
       b. Prior Monthly Period                                        3.5870%
       c. Second Prior Monthly Period                                 3.6265%

   2.  Three Month Average Base Rate                                  3.5580%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.6612%
       b. Prior Monthly Period                                       12.8330%
       c. Second Prior Monthly Period                                13.8450%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.1131%



XVI. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations          Interest               Interest
----------------------------------                     -----------       --------------           ----------
Beginning Invested /Transferor Amount               564,592,098.27       500,000,000.00        64,592,098.27
Beginning Adjusted Invested Amount                             N/A       500,000,000.00                  N/A
Floating Allocation Percentage                                 N/A             88.5595%             11.4405%
Principal Allocation Percentage                                N/A             88.5595%             11.4405%
Collections of Finance Chg. Receivables               8,762,649.55         7,760,159.57         1,002,489.98
Collections of Principal Receivables                107,012,162.45        94,769,447.52        12,242,714.94
Defaulted Amount                                      2,887,237.62         2,556,923.51           330,314.11

Ending Invested / Transferor Amounts                566,837,082.42       500,000,000.00        66,837,082.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                     Class A              Class B            Interest                 Total
--------------------------------------                     -------              -------           ----------                -----

Principal Funding Account                                     0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                           0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                              0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                       0.00                 0.00                 0.00                 0.00

Coupon  May 15, 2003 to June 15, 2003                      1.4900%              1.7600%              2.3600%
Monthly Interest Due                                    546,333.33            62,577.78            99,644.44           708,555.56
Outstanding Monthly Interest Due                              0.00                 0.00                 0.00                 0.00
Additional Interest Due                                       0.00                 0.00                 0.00                 0.00
Total Interest Due                                      546,333.33            62,577.78            99,644.44           708,555.56
Investor Default Amount                               2,109,461.90           204,553.88           242,907.73         2,556,923.51
Investor Monthly Fees Due                               687,500.00            66,666.67            79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                             3,343,295.23           333,798.33           421,718.84         4,098,812.40

Reallocated Investor Finance Charge Collections                                                                      7,760,159.57
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.6612%
Base Rate                                                                                                                 3.5174%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions               Class A              Class B            Interest                 Total
--------------------------------------------               -------              -------           ----------                -----

Beginning Certificates Balance                      412,500,000.00        40,000,000.00        47,500,000.00       500,000,000.00
Interest Distributions                                  546,333.33            62,577.78            99,644.44           708,555.56
Principal Deposits - Prin. Funding Account                    0.00                 0.00                 0.00                 0.00
Principal Distributions                                       0.00                 0.00                 0.00                 0.00
Total Distributions                                     546,333.33            62,577.78            99,644.44           708,555.56
Ending Certificates Balance                         412,500,000.00        40,000,000.00        47,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.32

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.32

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.56

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.56

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $99,644.44

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $99,644.44

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,402,131.64

       a. Class A Monthly Interest:                               $546,333.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,109,461.90
       e. Excess Spread:                                        $3,746,336.41

   2.  Class B Available Funds:                                   $620,812.77

       a. Class B Monthly Interest:                                $62,577.78
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $558,234.99

   3.  Collateral Available Funds:                                $737,215.16

       a. Excess Spread:                                          $737,215.16

   4.  Total Excess Spread:                                     $5,041,786.56

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.5595%

   2.  Series 2001-5 Allocable Principal
       Collections:                                           $107,012,162.45

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:          $94,769,447.52

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $94,769,447.52

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,556,923.51

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $97,326,371.03

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $97,326,371.03

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                           $5,041,786.56
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $204,553.88
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $99,644.44
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $242,907.73
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $3,661,347.17

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5174%
       b. Prior Monthly Period                                        3.6442%
       c. Second Prior Monthly Period                                 3.6837%

   2.  Three Month Average Base Rate                                  3.6151%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.6612%
       b. Prior Monthly Period                                       12.8330%
       c. Second Prior Monthly Period                                13.8450%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.1131%



XVII. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations          Interest               Interest
----------------------------------                     -----------       --------------          -----------
Beginning Invested /Transferor Amount               790,428,937.58       700,000,000.00        90,428,937.58
Beginning Adjusted Invested Amount                             N/A       700,000,000.00                  N/A
Floating Allocation Percentage                                 N/A             88.5595%             11.4405%
Principal Allocation Percentage                                N/A             88.5595%             11.4405%
Collections of Finance Chg. Receivables              12,267,709.37        10,864,223.40         1,403,485.97
Collections of Principal Receivables                149,817,027.44       132,677,226.53        17,139,800.91
Defaulted Amount                                      4,042,132.67         3,579,692.91           462,439.75

Ending Invested / Transferor Amounts                793,571,915.38       700,000,000.00        93,571,915.38


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                     Class A              Class B            Interest                 Total
--------------------------------------                     -------              -------           ----------                -----

Principal Funding Account                                     0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                           0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                              0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                       0.00                 0.00                 0.00                 0.00

Coupon  May 15, 2003 to June 15, 2003                      1.4300%              1.6600%              2.2600%
Monthly Interest Due                                    734,066.67            82,631.11           133,591.11           950,288.89
Outstanding Monthly Interest Due                              0.00                 0.00                 0.00                 0.00
Additional Interest Due                                       0.00                 0.00                 0.00                 0.00
Total Interest Due                                      734,066.67            82,631.11           133,591.11           950,288.89
Investor Default Amount                               2,953,246.65           286,375.43           340,070.83         3,579,692.91
Investor Monthly Fees Due                               962,500.00            93,333.33           110,833.33         1,166,666.67
Investor Additional Amounts Due
Total Due                                             4,649,813.32           462,339.88           584,495.27         5,696,648.47

Reallocated Investor Finance Charge Collections                                                                     10,864,223.40
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.6612%
Base Rate                                                                                                                 3.4495%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions               Class A              Class B            Interest                 Total
--------------------------------------------               -------              -------           ----------                -----

Beginning Certificates Balance                      577,500,000.00        56,000,000.00        66,500,000.00       700,000,000.00
Interest Distributions                                  734,066.67            82,631.11           133,591.11           950,288.89
Principal Deposits - Prin. Funding Account                    0.00                 0.00                 0.00                 0.00
Principal Distributions                                       0.00                 0.00                 0.00                 0.00
Total Distributions                                     734,066.67            82,631.11           133,591.11           950,288.89
Ending Certificates Balance                         577,500,000.00        56,000,000.00        66,500,000.00       700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.27

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.27

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.48

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.48

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $133,591.11

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $133,591.11

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $8,962,984.30

       a. Class A Monthly Interest:                               $734,066.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,953,246.65
       e. Excess Spread:                                        $5,275,670.98

   2.  Class B Available Funds:                                   $869,137.87

       a. Class B Monthly Interest:                                $82,631.11
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $786,506.76

   3.  Collateral Available Funds:                              $1,032,101.22

       a. Excess Spread:                                        $1,032,101.22

   4.  Total Excess Spread:                                     $7,094,278.96

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.5595%

   2.  Series 2001-6 Allocable Principal
       Collections:                                           $149,817,027.44

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:         $132,677,226.53

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $132,677,226.53

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,579,692.91

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $136,256,919.44

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $66,500,000.00

   2.  Required Collateral Invested Amount                     $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $136,256,919.44

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                           $7,094,278.96
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $286,375.43
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $133,591.11
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $340,070.83
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,167,574.92

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4495%
       b. Prior Monthly Period                                        3.5762%
       c. Second Prior Monthly Period                                 3.6157%

   2.  Three Month Average Base Rate                                  3.5472%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.6612%
       b. Prior Monthly Period                                       12.8330%
       c. Second Prior Monthly Period                                13.8450%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.1131%



XVIII. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations          Interest               Interest
----------------------------------                     -----------       --------------          -----------
Beginning Invested /Transferor Amount               733,969,727.76       650,000,000.00        83,969,727.76
Beginning Adjusted Invested Amount                             N/A       650,000,000.00                  N/A
Floating Allocation Percentage                                 N/A             88.5595%             11.4405%
Principal Allocation Percentage                                N/A             88.5595%             11.4405%
Collections of Finance Chg. Receivables              11,391,444.41        10,088,207.44         1,303,236.97
Collections of Principal Receivables                139,115,811.19       123,200,281.77        15,915,529.42
Defaulted Amount                                      3,753,408.91         3,324,000.56           429,408.34

Ending Invested / Transferor Amounts                736,888,207.14       650,000,000.00        86,888,207.14


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                     Class A              Class B            Interest                 Total
--------------------------------------                     -------              -------           ----------                -----

Principal Funding Account                                     0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                           0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                              0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                       0.00                 0.00                 0.00                 0.00

Coupon  May 15, 2003 to June 15, 2003                      1.4300%              1.6700%              2.2600%
Monthly Interest Due                                    681,633.33            77,191.11           124,048.89           882,873.33
Outstanding Monthly Interest Due                              0.00                 0.00                 0.00                 0.00
Additional Interest Due                                       0.00                 0.00                 0.00                 0.00
Total Interest Due                                      681,633.33            77,191.11           124,048.89           882,873.33
Investor Default Amount                               2,742,300.47           265,920.05           315,780.05         3,324,000.56
Investor Monthly Fees Due                               893,750.00            86,666.67           102,916.67         1,083,333.33
Investor Additional Amounts Due
Total Due                                             4,317,683.80           429,777.82           542,745.61         5,290,207.23

Reallocated Investor Finance Charge Collections                                                                     10,088,207.44
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.6612%
Base Rate                                                                                                                 3.4503%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions               Class A              Class B            Interest                 Total
--------------------------------------------               -------              -------           ----------                -----

Beginning Certificates Balance                      536,250,000.00        52,000,000.00        61,750,000.00       650,000,000.00
Interest Distributions                                  681,633.33            77,191.11           124,048.89           882,873.33
Principal Deposits - Prin. Funding Account                    0.00                 0.00                 0.00                 0.00
Principal Distributions                                       0.00                 0.00                 0.00                 0.00
Total Distributions                                     681,633.33            77,191.11           124,048.89           882,873.33
Ending Certificates Balance                         536,250,000.00        52,000,000.00        61,750,000.00       650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.27

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.27

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.48

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.48

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $124,048.89

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $124,048.89

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $8,322,771.14

       a. Class A Monthly Interest:                               $681,633.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,742,300.47
       e. Excess Spread:                                        $4,898,837.34

   2.  Class B Available Funds:                                   $807,056.60

       a. Class B Monthly Interest:                                $77,191.11
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $729,865.48

   3.  Collateral Available Funds:                                $958,379.71

       a. Excess Spread:                                          $958,379.71

   4.  Total Excess Spread:                                     $6,587,082.53

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.5595%

   2.  Series 2001-7 Allocable Principal
       Collections:                                           $139,115,811.19

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal Collections:         $123,200,281.77

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $123,200,281.77

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,324,000.56

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $126,524,282.34

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $61,750,000.00

   2.  Required Collateral Invested Amount                     $61,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $126,524,282.34

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

   1.  Excess Spread:                                           $6,587,082.53
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $265,920.05
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $124,048.89
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,083,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $315,780.05
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,798,000.21

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4503%
       b. Prior Monthly Period                                        3.5771%
       c. Second Prior Monthly Period                                 3.6166%

   2.  Three Month Average Base Rate                                  3.5480%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.6612%
       b. Prior Monthly Period                                       12.8330%
       c. Second Prior Monthly Period                                13.8450%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.1131%



XIX. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations          Interest              Interest
----------------------------------                     -----------        --------------         -----------
Beginning Invested /Transferor Amount             1,038,849,460.83       920,000,000.00       118,849,460.83
Beginning Adjusted Invested Amount                             N/A       920,000,000.00                  N/A
Floating Allocation Percentage                                 N/A             88.5595%             11.4405%
Principal Allocation Percentage                                N/A             88.5595%             11.4405%
Collections of Finance Chg. Receivables              16,123,275.17        14,278,693.61         1,844,581.56
Collections of Principal Receivables                196,902,378.92       174,375,783.44        22,526,595.48
Defaulted Amount                                      5,312,517.22         4,704,739.26           607,777.96

Ending Invested / Transferor Amounts              1,042,980,231.65       920,000,000.00       122,980,231.65


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                     Class A              Class B            Interest                 Total
--------------------------------------                     -------              -------           ----------                -----

Principal Funding Account                                     0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                           0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                              0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                       0.00                 0.00                 0.00                 0.00

Coupon  May 15, 2003 to June 15, 2003                      1.4200%              1.7100%              2.3600%
Monthly Interest Due                                    958,026.67           111,872.00           183,345.78         1,253,244.44
Outstanding Monthly Interest Due                              0.00                 0.00                 0.00                 0.00
Additional Interest Due                                       0.00                 0.00                 0.00                 0.00
Total Interest Due                                      958,026.67           111,872.00           183,345.78         1,253,244.44
Investor Default Amount                               3,881,409.89           376,379.14           446,950.23         4,704,739.26
Investor Monthly Fees Due                             1,265,000.00           122,666.67           145,666.67         1,533,333.33
Investor Additional Amounts Due
Total Due                                             6,104,436.56           610,917.81           775,962.67         7,491,317.04

Reallocated Investor Finance Charge Collections                                                                     14,278,693.61
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.6612%
Base Rate                                                                                                                 3.4548%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions               Class A              Class B            Interest                 Total
--------------------------------------------               -------              -------           ----------                -----

Beginning Certificates Balance                      759,000,000.00        73,600,000.00        87,400,000.00       920,000,000.00
Interest Distributions                                  958,026.67           111,872.00           183,345.78         1,253,244.44
Principal Deposits - Prin. Funding Account                    0.00                 0.00                 0.00                 0.00
Principal Distributions                                       0.00                 0.00                 0.00                 0.00
Total Distributions                                     958,026.67           111,872.00           183,345.78         1,253,244.44
Ending Certificates Balance                         759,000,000.00        73,600,000.00        87,400,000.00       920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.26

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.26

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.52

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.52

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $183,345.78

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $183,345.78

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $11,779,922.22

       a. Class A Monthly Interest:                               $958,026.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,881,409.89
       e. Excess Spread:                                        $6,940,485.67

   2.  Class B Available Funds:                                 $1,142,295.49

       a. Class B Monthly Interest:                               $111,872.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,030,423.49

   3.  Collateral Available Funds:                              $1,356,475.89

       a. Excess Spread:                                        $1,356,475.89

   4.  Total Excess Spread:                                     $9,327,385.05

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.5595%

   2.  Series 2002-1 Allocable Principal
       Collections:                                           $196,902,378.92

   3.  Principal Allocation Percentage of
       Series 2002-1 Allocable Principal Collections:         $174,375,783.44

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $174,375,783.44

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,704,739.26

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $179,080,522.69

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $179,080,522.69

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

   1.  Excess Spread:                                           $9,327,385.05
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $376,379.14
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $183,345.78
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $446,950.23
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,787,376.57

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4548%
       b. Prior Monthly Period                                        3.5816%
       c. Second Prior Monthly Period                                 3.6211%

   2.  Three Month Average Base Rate                                  3.5525%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.6612%
       b. Prior Monthly Period                                       12.8330%
       c. Second Prior Monthly Period                                13.8450%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.1131%



XX. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations          Interest              Interest
----------------------------------                     -----------       --------------          -----------
Beginning Invested /Transferor Amount             1,061,433,144.76       940,000,000.00       121,433,144.76
Beginning Adjusted Invested Amount                             N/A       940,000,000.00                  N/A
Floating Allocation Percentage                                 N/A             88.5595%             11.4405%
Principal Allocation Percentage                                N/A             88.5595%             11.4405%
Collections of Finance Chg. Receivables              16,473,781.15        14,589,099.99         1,884,681.16
Collections of Principal Receivables                201,182,865.41       178,166,561.34        23,016,304.08
Defaulted Amount                                      5,428,006.73         4,807,016.20           620,990.53

Ending Invested / Transferor Amounts              1,065,653,714.94       940,000,000.00       125,653,714.94


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                     Class A              Class B            Interest                 Total
--------------------------------------                     -------              -------           ----------                -----

Principal Funding Account                                     0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                           0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                              0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                       0.00                 0.00                 0.00                 0.00

Coupon  May 15, 2003 to June 15, 2003                      1.4200%              1.7000%              2.3100%
Monthly Interest Due                                    978,853.33           113,635.56           183,362.67         1,275,851.56
Outstanding Monthly Interest Due                              0.00                 0.00                 0.00                 0.00
Additional Interest Due                                       0.00                 0.00                 0.00                 0.00
Total Interest Due                                      978,853.33           113,635.56           183,362.67         1,275,851.56
Investor Default Amount                               3,965,788.36           384,561.30           456,666.54         4,807,016.20
Investor Monthly Fees Due                             1,292,500.00           125,333.33           148,833.33         1,566,666.67
Investor Additional Amounts Due
Total Due                                             6,237,141.70           623,530.18           788,862.54         7,649,534.42

Reallocated Investor Finance Charge Collections                                                                     14,589,099.99
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.6612%
Base Rate                                                                                                                 3.4492%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions               Class A              Class B            Interest                 Total
--------------------------------------------               -------              -------           ----------                -----

Beginning Certificates Balance                      775,500,000.00        75,200,000.00        89,300,000.00       940,000,000.00
Interest Distributions                                  978,853.33           113,635.56           183,362.67         1,275,851.56
Principal Deposits - Prin. Funding Account                    0.00                 0.00                 0.00                 0.00
Principal Distributions                                       0.00                 0.00                 0.00                 0.00
Total Distributions                                     978,853.33           113,635.56           183,362.67         1,275,851.56
Ending Certificates Balance                         775,500,000.00        75,200,000.00        89,300,000.00       940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.26

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.26

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.51

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.51

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $183,362.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $183,362.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,036,007.49

       a. Class A Monthly Interest:                               $978,853.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,965,788.36
       e. Excess Spread:                                        $7,091,365.79

   2.  Class B Available Funds:                                 $1,167,128.00

       a. Class B Monthly Interest:                               $113,635.56
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,053,492.44

   3.  Collateral Available Funds:                              $1,385,964.50

       a. Excess Spread:                                        $1,385,964.50

   4.  Total Excess Spread:                                     $9,530,822.73

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.5595%

   2.  Series 2002-2 Allocable Principal
       Collections:                                           $201,182,865.41

   3.  Principal Allocation Percentage of
       Series 2002-2 Allocable Principal Collections:         $178,166,561.34

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $178,166,561.34

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,807,016.20

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $182,973,577.54

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $89,300,000.00

   2.  Required Collateral Invested Amount                     $89,300,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $182,973,577.54

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

   1.  Excess Spread:                                           $9,530,822.73
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $384,561.30
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $183,362.67
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,566,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $456,666.54
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,939,565.57

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4492%
       b. Prior Monthly Period                                        3.5759%
       c. Second Prior Monthly Period                                 3.6154%

   2.  Three Month Average Base Rate                                  3.5469%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.6612%
       b. Prior Monthly Period                                       12.8330%
       c. Second Prior Monthly Period                                13.8450%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.1131%



XXI. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations          Interest              Interest
----------------------------------                     ------------      --------------          -----------
Beginning Invested /Transferor Amount             1,038,849,460.83       920,000,000.00       118,849,460.83
Beginning Adjusted Invested Amount                             N/A       920,000,000.00                  N/A
Floating Allocation Percentage                                 N/A             88.5595%             11.4405%
Principal Allocation Percentage                                N/A             88.5595%             11.4405%
Collections of Finance Chg. Receivables              16,123,275.17        14,278,693.61         1,844,581.56
Collections of Principal Receivables                196,902,378.92       174,375,783.44        22,526,595.48
Defaulted Amount                                      5,312,517.22         4,704,739.26           607,777.96

Ending Invested / Transferor Amounts              1,042,980,231.65       920,000,000.00       122,980,231.65


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                     Class A              Class B            Interest                 Total
--------------------------------------                     -------              -------           ----------                -----

Principal Funding Account                                     0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                           0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                              0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                       0.00                 0.00                 0.00                 0.00

Coupon  May 15, 2003 to June 15, 2003                      1.4200%              1.6900%              2.3100%
Monthly Interest Due                                    958,026.67           110,563.56           179,461.33         1,248,051.56
Outstanding Monthly Interest Due                              0.00                 0.00                 0.00                 0.00
Additional Interest Due                                       0.00                 0.00                 0.00                 0.00
Total Interest Due                                      958,026.67           110,563.56           179,461.33         1,248,051.56
Investor Default Amount                               3,881,409.89           376,379.14           446,950.23         4,704,739.26
Investor Monthly Fees Due                             1,265,000.00           122,666.67           145,666.67         1,533,333.33
Investor Additional Amounts Due
Total Due                                             6,104,436.56           609,609.36           772,078.23         7,486,124.15

Reallocated Investor Finance Charge Collections                                                                     14,278,693.61
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.6612%
Base Rate                                                                                                                 3.4484%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions               Class A              Class B            Interest                 Total
--------------------------------------------               -------              -------           ----------                -----

Beginning Certificates Balance                      759,000,000.00        73,600,000.00        87,400,000.00       920,000,000.00
Interest Distributions                                  958,026.67           110,563.56           179,461.33         1,248,051.56
Principal Deposits - Prin. Funding Account                    0.00                 0.00                 0.00                 0.00
Principal Distributions                                       0.00                 0.00                 0.00                 0.00
Total Distributions                                     958,026.67           110,563.56           179,461.33         1,248,051.56
Ending Certificates Balance                         759,000,000.00        73,600,000.00        87,400,000.00       920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.26

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.26

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.50

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.50

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $179,461.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $179,461.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $11,779,922.22

       a. Class A Monthly Interest:                               $958,026.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,881,409.89
       e. Excess Spread:                                        $6,940,485.67

   2.  Class B Available Funds:                                 $1,142,295.49

       a. Class B Monthly Interest:                               $110,563.56
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,031,731.93

   3.  Collateral Available Funds:                              $1,356,475.89

       a. Excess Spread:                                        $1,356,475.89

   4.  Total Excess Spread:                                     $9,328,693.49

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.5595%

   2.  Series 2002-3 Allocable Principal
       Collections:                                           $196,902,378.92

   3.  Principal Allocation Percentage of
       Series 2002-3 Allocable Principal Collections:         $174,375,783.44

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $174,375,783.44

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,704,739.26

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $179,080,522.69

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $179,080,522.69

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

   1.  Excess Spread:                                           $9,328,693.49
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $376,379.14
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $179,461.33
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $446,950.23
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,792,569.46

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4484%
       b. Prior Monthly Period                                        3.5751%
       c. Second Prior Monthly Period                                 3.6146%

   2.  Three Month Average Base Rate                                  3.5460%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.6612%
       b. Prior Monthly Period                                       12.8330%
       c. Second Prior Monthly Period                                13.8450%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.1131%



XXII. Series 2002-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations          Interest              Interest
----------------------------------                     -----------       --------------          -----------
Beginning Invested /Transferor Amount               564,592,098.27       500,000,000.00        64,592,098.27
Beginning Adjusted Invested Amount                             N/A       500,000,000.00                  N/A
Floating Allocation Percentage                                 N/A             88.5595%             11.4405%
Principal Allocation Percentage                                N/A             88.5595%             11.4405%
Collections of Finance Chg. Receivables               8,762,649.55         7,760,159.57         1,002,489.98
Collections of Principal Receivables                107,012,162.45        94,769,447.52        12,242,714.94
Defaulted Amount                                      2,887,237.62         2,556,923.51           330,314.11

Ending Invested / Transferor Amounts                566,837,082.42       500,000,000.00        66,837,082.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                     Class A              Class B            Interest                 Total

Principal Funding Account                                     0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                           0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                              0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                       0.00                 0.00                 0.00                 0.00

Coupon  May 15, 2003 to June 15, 2003                      1.3500%              1.6200%              2.1600%
Monthly Interest Due                                    495,000.00            57,600.00            91,200.00           643,800.00
Outstanding Monthly Interest Due                              0.00                 0.00                 0.00                 0.00
Additional Interest Due                                       0.00                 0.00                 0.00                 0.00
Total Interest Due                                      495,000.00            57,600.00            91,200.00           643,800.00
Investor Default Amount                               2,109,461.90           204,553.88           242,907.73         2,556,923.51
Investor Monthly Fees Due                               687,500.00            66,666.67            79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                             3,291,961.90           328,820.55           413,274.40         4,034,056.84

Reallocated Investor Finance Charge Collections                                                                      7,760,159.57
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.6612%
Base Rate                                                                                                                 3.3697%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions               Class A              Class B            Interest                 Total
--------------------------------------------               -------              -------           ----------                -----

Beginning Certificates Balance                      412,500,000.00        40,000,000.00        47,500,000.00       500,000,000.00
Interest Distributions                                  495,000.00            57,600.00            91,200.00           643,800.00
Principal Deposits - Prin. Funding Account                    0.00                 0.00                 0.00                 0.00
Principal Distributions                                       0.00                 0.00                 0.00                 0.00
Total Distributions                                     495,000.00            57,600.00            91,200.00           643,800.00
Ending Certificates Balance                         412,500,000.00        40,000,000.00        47,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.20

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.20

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.44

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.44

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $91,200.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $91,200.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,402,131.64

       a. Class A Monthly Interest:                               $495,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,109,461.90
       e. Excess Spread:                                        $3,797,669.75

   2.  Class B Available Funds:                                   $620,812.77

       a. Class B Monthly Interest:                                $57,600.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $563,212.77

   3.  Collateral Available Funds:                                $737,215.16

       a. Excess Spread:                                          $737,215.16

   4.  Total Excess Spread:                                     $5,098,097.67

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.5595%

   2.  Series 2002-4 Allocable Principal
       Collections:                                           $107,012,162.45

   3.  Principal Allocation Percentage of
       Series 2002-4 Allocable Principal Collections:          $94,769,447.52

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $94,769,447.52

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,556,923.51

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $97,326,371.03

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $97,326,371.03

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

   1.  Excess Spread:                                           $5,098,097.67
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $204,553.88
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $91,200.00
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $242,907.73
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $3,726,102.72

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.3697%
       b. Prior Monthly Period                                        3.4964%
       c. Second Prior Monthly Period                                 3.5360%

   2.  Three Month Average Base Rate                                  3.4674%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.6612%
       b. Prior Monthly Period                                       12.8330%
       c. Second Prior Monthly Period                                13.8450%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.1131%



XXIII. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations          Interest               Interest
----------------------------------                     -----------       --------------          -----------
Beginning Invested /Transferor Amount               677,510,517.93       600,000,000.00        77,510,517.93
Beginning Adjusted Invested Amount                             N/A       600,000,000.00                  N/A
Floating Allocation Percentage                                 N/A             88.5595%             11.4405%
Principal Allocation Percentage                                N/A             88.5595%             11.4405%
Collections of Finance Chg. Receivables              10,515,179.46         9,312,191.48         1,202,987.97
Collections of Principal Receivables                128,414,594.95       113,723,337.02        14,691,257.92
Defaulted Amount                                      3,464,685.14         3,068,308.21           396,376.93

Ending Invested / Transferor Amounts                680,204,498.90       600,000,000.00        80,204,498.90


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                     Class A              Class B            Interest                 Total
--------------------------------------                     -------              -------           ----------                -----

Principal Funding Account                                     0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                           0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                              0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                       0.00                 0.00                 0.00                 0.00

Coupon  May 15, 2003 to June 15, 2003                      1.4800%              1.7600%              2.3600%
Monthly Interest Due                                    651,200.00            75,093.33           119,573.33           845,866.67
Outstanding Monthly Interest Due                              0.00                 0.00                 0.00                 0.00
Additional Interest Due                                       0.00                 0.00                 0.00                 0.00
Total Interest Due                                      651,200.00            75,093.33           119,573.33           845,866.67
Investor Default Amount                               2,531,354.28           245,464.66           291,489.28         3,068,308.21
Investor Monthly Fees Due                               825,000.00            80,000.00            95,000.00         1,000,000.00
Investor Additional Amounts Due
Total Due                                             4,007,554.28           400,557.99           506,062.61         4,914,174.88

Reallocated Investor Finance Charge Collections                                                                      9,312,191.48
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.6612%
Base Rate                                                                                                                 3.5091%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions               Class A              Class B            Interest                 Total
--------------------------------------------               -------              -------           ----------                -----

Beginning Certificates Balance                      495,000,000.00        48,000,000.00        57,000,000.00       600,000,000.00
Interest Distributions                                  651,200.00            75,093.33           119,573.33           845,866.67
Principal Deposits - Prin. Funding Account                    0.00                 0.00                 0.00                 0.00
Principal Distributions                                       0.00                 0.00                 0.00                 0.00
Total Distributions                                     651,200.00            75,093.33           119,573.33           845,866.67
Ending Certificates Balance                         495,000,000.00        48,000,000.00        57,000,000.00       600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.32

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.32

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.56

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.56

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $119,573.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $119,573.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,682,557.97

       a. Class A Monthly Interest:                               $651,200.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,531,354.28
       e. Excess Spread:                                        $4,500,003.70

   2.  Class B Available Funds:                                   $744,975.32

       a. Class B Monthly Interest:                                $75,093.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $669,881.99

   3.  Collateral Available Funds:                                $884,658.19

       a. Excess Spread:                                          $884,658.19

   4.  Total Excess Spread:                                     $6,054,543.87

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.5595%

   2.  Series 2002-5 Allocable Principal
       Collections:                                           $128,414,594.95

   3.  Principal Allocation Percentage of
       Series 2002-5 Allocable Principal Collections:         $113,723,337.02

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $113,723,337.02

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,068,308.21

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $116,791,645.24

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $57,000,000.00

   2.  Required Collateral Invested Amount                     $57,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $116,791,645.24

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

   1.  Excess Spread:                                           $6,054,543.87
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $245,464.66
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $119,573.33
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,000,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $291,489.28
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,398,016.60

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5091%
       b. Prior Monthly Period                                        3.6358%
       c. Second Prior Monthly Period                                 3.6753%

   2.  Three Month Average Base Rate                                  3.6067%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.6612%
       b. Prior Monthly Period                                       12.8330%
       c. Second Prior Monthly Period                                13.8450%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.1131%



XXIV. Series 2002-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations         Interest               Interest
----------------------------------                     -----------       --------------          -----------
Beginning Invested /Transferor Amount               813,012,621.52       720,000,000.00        93,012,621.52
Beginning Adjusted Invested Amount                             N/A       720,000,000.00                  N/A
Floating Allocation Percentage                                 N/A             88.5595%             11.4405%
Principal Allocation Percentage                                N/A             88.5595%             11.4405%
Collections of Finance Chg. Receivables              12,618,215.35        11,174,629.78         1,443,585.57
Collections of Principal Receivables                154,097,513.93       136,468,004.43        17,629,509.51
Defaulted Amount                                      4,157,622.17         3,681,969.86           475,652.32

Ending Invested / Transferor Amounts                816,245,398.68       720,000,000.00        96,245,398.68


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                     Class A              Class B            Interest                 Total
--------------------------------------                     -------              -------           ----------                -----

Principal Funding Account                                     0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                           0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                              0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                       0.00                 0.00                 0.00                 0.00

Coupon  May 15, 2003 to June 15, 2003                      1.4500%              1.7600%              2.3600%
Monthly Interest Due                                    765,600.00            90,112.00           143,488.00           999,200.00
Outstanding Monthly Interest Due                              0.00                 0.00                 0.00                 0.00
Additional Interest Due                                       0.00                 0.00                 0.00                 0.00
Total Interest Due                                      765,600.00            90,112.00           143,488.00           999,200.00
Investor Default Amount                               3,037,625.13           294,557.59           349,787.14         3,681,969.86
Investor Monthly Fees Due                               990,000.00            96,000.00           114,000.00         1,200,000.00
Investor Additional Amounts Due
Total Due                                             4,793,225.13           480,669.59           607,275.14         5,881,169.86

Reallocated Investor Finance Charge Collections                                                                     11,174,629.78
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.6612%
Base Rate                                                                                                                 3.4840%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A              Class B            Interest                 Total
--------------------------------------------               -------              -------          ----------                 -----

Beginning Certificates Balance                      594,000,000.00        57,600,000.00        68,400,000.00       720,000,000.00
Interest Distributions                                  765,600.00            90,112.00           143,488.00           999,200.00
Principal Deposits - Prin. Funding Account                    0.00                 0.00                 0.00                 0.00
Principal Distributions                                       0.00                 0.00                 0.00                 0.00
Total Distributions                                     765,600.00            90,112.00           143,488.00           999,200.00
Ending Certificates Balance                         594,000,000.00        57,600,000.00        68,400,000.00       720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.29

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.29

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.56

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.56

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $143,488.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $143,488.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,219,069.57

       a. Class A Monthly Interest:                               $765,600.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,037,625.13
       e. Excess Spread:                                        $5,415,844.44

   2.  Class B Available Funds:                                   $893,970.38

       a. Class B Monthly Interest:                                $90,112.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $803,858.38

   3.  Collateral Available Funds:                              $1,061,589.83

       a. Excess Spread:                                        $1,061,589.83

   4.  Total Excess Spread:                                     $7,281,292.65

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.5595%

   2.  Series 2002-6 Allocable Principal
       Collections:                                           $154,097,513.93

   3.  Principal Allocation Percentage of
       Series 2002-6 Allocable Principal Collections:         $136,468,004.43

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $136,468,004.43

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,681,969.86

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $140,149,974.28

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $68,400,000.00

   2.  Required Collateral Invested Amount                     $68,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $140,149,974.28

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

   1.  Excess Spread:                                           $7,281,292.65
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $294,557.59
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $143,488.00
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,200,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $349,787.14
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,293,459.92

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4840%
       b. Prior Monthly Period                                        3.6107%
       c. Second Prior Monthly Period                                 3.6502%

   2.  Three Month Average Base Rate                                  3.5816%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.6612%
       b. Prior Monthly Period                                       12.8330%
       c. Second Prior Monthly Period                                13.8450%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.1131%



XXV. Series 2003-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations          Interest               Interest
----------------------------------                     -----------       --------------          -----------
Beginning Invested /Transferor Amount             1,038,849,460.83       920,000,000.00       118,849,460.83
Beginning Adjusted Invested Amount                             N/A       920,000,000.00                  N/A
Floating Allocation Percentage                                 N/A             88.5595%             11.4405%
Principal Allocation Percentage                                N/A             88.5595%             11.4405%
Collections of Finance Chg. Receivables              16,123,275.17        14,278,693.61         1,844,581.56
Collections of Principal Receivables                196,902,378.92       174,375,783.44        22,526,595.48
Defaulted Amount                                      5,312,517.22         4,704,739.26           607,777.96

Ending Invested / Transferor Amounts              1,042,980,231.65       920,000,000.00       122,980,231.65


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                     Class A              Class B            Interest                 Total
--------------------------------------                     -------              -------           ----------                -----

Principal Funding Account                                     0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                           0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                              0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                       0.00                 0.00                 0.00                 0.00

Coupon  May 15, 2003 to June 15, 2003                      1.4200%              1.7100%              2.4100%
Monthly Interest Due                                    958,026.67           111,872.00           187,230.22         1,257,128.89
Outstanding Monthly Interest Due                              0.00                 0.00                 0.00                 0.00
Additional Interest Due                                       0.00                 0.00                 0.00                 0.00
Total Interest Due                                      958,026.67           111,872.00           187,230.22         1,257,128.89
Investor Default Amount                               3,881,409.89           376,379.14           446,950.23         4,704,739.26
Investor Monthly Fees Due                             1,265,000.00           122,666.67           145,666.67         1,533,333.33
Investor Additional Amounts Due
Total Due                                             6,104,436.56           610,917.81           779,847.12         7,495,201.48

Reallocated Investor Finance Charge Collections                                                                     14,278,693.61
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.6612%
Base Rate                                                                                                                 3.4596%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions               Class A              Class B            Interest                 Total
--------------------------------------------               -------              -------           ----------                -----

Beginning Certificates Balance                      759,000,000.00        73,600,000.00        87,400,000.00       920,000,000.00
Interest Distributions                                  958,026.67           111,872.00           187,230.22         1,257,128.89
Principal Deposits - Prin. Funding Account                    0.00                 0.00                 0.00                 0.00
Principal Distributions                                       0.00                 0.00                 0.00                 0.00
Total Distributions                                     958,026.67           111,872.00           187,230.22         1,257,128.89
Ending Certificates Balance                         759,000,000.00        73,600,000.00        87,400,000.00       920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.26

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.26

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.52

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.52

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $187,230.22

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $187,230.22

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $11,779,922.22

       a. Class A Monthly Interest:                               $958,026.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,881,409.89
       e. Excess Spread:                                        $6,940,485.67

   2.  Class B Available Funds:                                 $1,142,295.49

       a. Class B Monthly Interest:                               $111,872.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,030,423.49

   3.  Collateral Available Funds:                              $1,356,475.89

       a. Excess Spread:                                        $1,356,475.89

   4.  Total Excess Spread:                                     $9,327,385.05

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.5595%

   2.  Series 2003-1 Allocable Principal
       Collections:                                           $196,902,378.92

   3.  Principal Allocation Percentage of
       Series 2003-1 Allocable Principal Collections:         $174,375,783.44

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $174,375,783.44

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,704,739.26

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $179,080,522.69

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $179,080,522.69

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

   1.  Excess Spread:                                           $9,327,385.05
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $376,379.14
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $187,230.22
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $446,950.23
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,783,492.12

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4596%
       b. Prior Monthly Period                                        3.5864%
       c. Second Prior Monthly Period                                 3.6259%

   2.  Three Month Average Base Rate                                  3.5573%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.6612%
       b. Prior Monthly Period                                       12.8330%
       c. Second Prior Monthly Period                                13.8450%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.1131%



XXVI. Series 2003-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations          Interest               Interest
----------------------------------                     -----------       --------------          -----------
Beginning Invested /Transferor Amount             1,242,102,616.20     1,100,000,000.00       142,102,616.20
Beginning Adjusted Invested Amount                             N/A     1,100,000,000.00                  N/A
Floating Allocation Percentage                                 N/A             88.5595%             11.4405%
Principal Allocation Percentage                                N/A             88.5595%             11.4405%
Collections of Finance Chg. Receivables              19,277,829.00        17,072,351.05         2,205,477.95
Collections of Principal Receivables                235,426,757.40       208,492,784.54        26,933,972.86
Defaulted Amount                                      6,351,922.76         5,625,231.72           726,691.04

Ending Invested / Transferor Amounts              1,247,041,581.32     1,100,000,000.00       147,041,581.32


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                     Class A              Class B            Interest                 Total
--------------------------------------                     -------              -------           ----------                -----

Principal Funding Account                                     0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                           0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                              0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                       0.00                 0.00                 0.00                 0.00

Coupon  May 15, 2003 to June 15, 2003                      1.4200%              1.6800%              2.4600%
Monthly Interest Due                                  1,145,466.67           131,413.33           228,506.67         1,505,386.67
Outstanding Monthly Interest Due                              0.00                 0.00                 0.00                 0.00
Additional Interest Due                                       0.00                 0.00                 0.00                 0.00
Total Interest Due                                    1,145,466.67           131,413.33           228,506.67         1,505,386.67
Investor Default Amount                               4,640,816.17           450,018.54           534,397.01         5,625,231.72
Investor Monthly Fees Due                             1,512,500.00           146,666.67           174,166.67         1,833,333.33
Investor Additional Amounts Due
Total Due                                             7,298,782.84           728,098.54           937,070.35         8,963,951.72

Reallocated Investor Finance Charge Collections                                                                     17,072,351.05
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.6612%
Base Rate                                                                                                                 3.4620%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions               Class A              Class B            Interest                 Total
--------------------------------------------               -------              -------           ----------                -----

Beginning Certificates Balance                      907,500,000.00        88,000,000.00       104,500,000.00     1,100,000,000.00
Interest Distributions                                1,145,466.67           131,413.33           228,506.67         1,505,386.67
Principal Deposits - Prin. Funding Account                    0.00                 0.00                 0.00                 0.00
Principal Distributions                                       0.00                 0.00                 0.00                 0.00
Total Distributions                                   1,145,466.67           131,413.33           228,506.67         1,505,386.67
Ending Certificates Balance                         907,500,000.00        88,000,000.00       104,500,000.00     1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.26

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.26

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.49

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.49

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $228,506.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $228,506.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,084,689.62

       a. Class A Monthly Interest:                             $1,145,466.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,640,816.17
       e. Excess Spread:                                        $8,298,406.78

   2.  Class B Available Funds:                                 $1,365,788.08

       a. Class B Monthly Interest:                               $131,413.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,234,374.75

   3.  Collateral Available Funds:                              $1,621,873.35

       a. Excess Spread:                                        $1,621,873.35

   4.  Total Excess Spread:                                    $11,154,654.88

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.5595%

   2.  Series 2003-2 Allocable Principal
       Collections:                                           $235,426,757.40

   3.  Principal Allocation Percentage of
       Series 2003-2 Allocable Principal Collections:         $208,492,784.54

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $208,492,784.54

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,625,231.72

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $214,118,016.27

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                             $104,500,000.00

   2.  Required Collateral Invested Amount                    $104,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $214,118,016.27

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

   1.  Excess Spread:                                          $11,154,654.88
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $450,018.54
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $228,506.67
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $534,397.01
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,108,399.33

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4620%
       b. Prior Monthly Period                                        3.5786%
       c. Second Prior Monthly Period                                     N/A

   2.  Three Month Average Base Rate                                      N/A

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.6612%
       b. Prior Monthly Period                                       12.8330%
       c. Second Prior Monthly Period                                    N/A

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                             N/A



XXVII. Series 2003-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations          Interest               Interest
----------------------------------                     -----------       --------------          -----------
Beginning Invested /Transferor Amount               846,888,147.41       750,000,000.00        96,888,147.41
Beginning Adjusted Invested Amount                             N/A       750,000,000.00                  N/A
Floating Allocation Percentage                                 N/A             88.5595%             11.4405%
Principal Allocation Percentage                                N/A             88.5595%             11.4405%
Collections of Finance Chg. Receivables              13,143,974.32        11,640,239.35         1,503,734.97
Collections of Principal Receivables                160,518,243.68       142,154,171.28        18,364,072.40
Defaulted Amount                                      4,330,856.43         3,835,385.27           495,471.16

Ending Invested / Transferor Amounts                850,255,623.63       750,000,000.00       100,255,623.63


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                     Class A              Class B            Interest                 Total
--------------------------------------                     -------              -------           ----------                -----

Principal Funding Account                                     0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                           0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                              0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                       0.00                 0.00                 0.00                 0.00

Coupon  May 15, 2003 to June 15, 2003                      1.4200%              1.6600%              2.4300%
Monthly Interest Due                                    976,250.00           110,666.67           192,375.00         1,279,291.67
Outstanding Monthly Interest Due                              0.00                 0.00                 0.00                 0.00
Additional Interest Due                                       0.00                 0.00                 0.00                 0.00
Total Interest Due                                      976,250.00           110,666.67           192,375.00         1,279,291.67
Investor Default Amount                               3,164,192.84           306,830.82           364,361.60         3,835,385.27
Investor Monthly Fees Due                             1,031,250.00           100,000.00           118,750.00         1,250,000.00
Investor Additional Amounts Due
Total Due                                             5,171,692.84           517,497.49           675,486.60         6,364,676.93

Reallocated Investor Finance Charge Collections                                                                     11,640,239.35
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.6612%
Base Rate                                                                                                                 3.4575%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions               Class A              Class B            Interest                 Total
--------------------------------------------               -------              -------           ----------                -----

Beginning Certificates Balance                      618,750,000.00        60,000,000.00        71,250,000.00       750,000,000.00
Interest Distributions                                  976,250.00           110,666.67           192,375.00         1,279,291.67
Principal Deposits - Prin. Funding Account                    0.00                 0.00                 0.00                 0.00
Principal Distributions                                       0.00                 0.00                 0.00                 0.00
Total Distributions                                     976,250.00           110,666.67           192,375.00         1,279,291.67
Ending Certificates Balance                         618,750,000.00        60,000,000.00        71,250,000.00       750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.58

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.58

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.84

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.84

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $192,375.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $192,375.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,603,197.47

       a. Class A Monthly Interest:                               $976,250.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,164,192.84
       e. Excess Spread:                                        $5,462,754.62

   2.  Class B Available Funds:                                   $931,219.15

       a. Class B Monthly Interest:                               $110,666.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $820,552.48

   3.  Collateral Available Funds:                              $1,105,822.74

       a. Excess Spread:                                        $1,105,822.74

   4.  Total Excess Spread:                                     $7,389,129.84

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.5595%

   2.  Series 2003-3 Allocable Principal
       Collections:                                           $160,518,243.68

   3.  Principal Allocation Percentage of
       Series 2003-3 Allocable Principal Collections:         $142,154,171.28

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $142,154,171.28

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,835,385.27

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $145,989,556.54

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $145,989,556.54

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-3

   1.  Excess Spread:                                           $7,389,129.84
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $306,830.82

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $192,375.00
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $364,361.60
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,275,562.42

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4575%
       b. Prior Monthly Period                                            N/A
       c. Second Prior Monthly Period                                     N/A

   2.  Three Month Average Base Rate                                      N/A

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.6612%
       b. Prior Monthly Period                                            N/A
       c. Second Prior Monthly Period                                     N/A

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                              N/A